[GRAPHIC]                                     THE OAKMARK FUND

                                              THE OAKMARK
                                              SELECT FUND

                                              THE OAKMARK SMALL
                                              CAP FUND

                                              THE OAKMARK EQUITY
                                              AND INCOME FUND

                                              THE OAKMARK
                                              GLOBAL FUND

                                              THE OAKMARK
                                              INTERNATIONAL FUND

                                              THE OAKMARK
                                              INTERNATIONAL SMALL
                                              CAP FUND

                             SEMI-ANNUAL REPORT

                               MARCH 31, 2001

ADVISED BY HARRIS ASSOCIATES L.P.                [OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FAMILY OF FUNDS

2001 SEMI-ANNUAL REPORT
 ...............................................................................

LETTER FROM THE PRESIDENT .................................................  2

THE OAKMARK FUND

   Letter from the Portfolio Managers .....................................  3
   Schedule of Investments ................................................  6

THE OAKMARK SELECT FUND

   Letter from the Portfolio Managers ..................................... 10
   Schedule of Investments ................................................ 13

THE OAKMARK SMALL CAP FUND

   Letter from the Portfolio Managers ..................................... 15
   Schedule of Investments ................................................ 18

THE OAKMARK EQUITY AND INCOME FUND

   Letter from the Portfolio Managers ..................................... 21
   Schedule of Investments ................................................ 24

THE OAKMARK GLOBAL FUND

   Letter from the Portfolio Managers ..................................... 28
   Global Diversification Chart ........................................... 31
   Schedule of Investments ................................................ 32

THE OAKMARK INTERNATIONAL FUND

   Letter from the Portfolio Managers ..................................... 36
   International Diversification Chart .................................... 39
   Schedule of Investments ................................................ 40

THE OAKMARK INTERNATIONAL SMALL CAP FUND

   Letter from the Portfolio Managers ..................................... 45
   International Diversification Chart .................................... 48
   Schedule of Investments ................................................ 49

FINANCIAL STATEMENTS

   Statement of Assets and Liabilities .................................... 54
   Statement of Operations ................................................ 56
   Statement of Changes in Net Assets ..................................... 58
   Notes to Financial Statements .......................................... 65

TRUSTEES AND OFFICERS ..................................................... 81

FOR MORE INFORMATION

Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or (617) 449-6274.

WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE

Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK (1-800-476-9625).

TO COMMENT ON SHAREHOLDER SERVICES
E-mail us at ServiceComments@oakmark.com.

DOONESBURY        BY G.B. TRUDEAU

[GRAPHIC]

DOONESBURY(C) 2001 G.B. TRUDEAU. REPRINTED WITH PERMISSION OF
UNIVERSAL PRESS SYNDICATE. ALL RIGHTS RESERVED.

Turn the page for a
First Quarter Update
from the President
       ------------->

LETTER FROM THE PRESIDENT
 ................................................................................

DEAR FELLOW SHAREHOLDERS,

   We are pleased that our disciplined investment style continues to reward our shareholders. Investors who remained committed to value outperformed once again in the first quarter, as the market continued to favor reasonably priced companies. The correction that many companies experienced last year--and this year--accentuates our belief that stock price will ultimately reflect underlying business value.

   The past quarter has been a robust period for value investors, and we believe this strength is sustainable for the foreseeable future. Valuations continue to be attractive, and the quality of our holdings--and our confidence in them--remains strong.

   We have often talked about the depth of our firm's investment talent. The following two paragraphs, which address overall market conditions, include excerpts from a letter written by portfolio manager Ed Loeb, one of our partners:

   As of late, it's been hard to avoid hearing that dreaded word: recession. Whether we are in a recession or not, the combination of high stock prices, speculation and overly optimistic forecasts created a froth that inevitably had to correct itself (as difficult as that may be for investors). The U.S. economy is by no means perfect, but an extended downturn is unlikely given the economy's breadth, the self-correcting nature of the stock market and an attentive Federal Reserve Board.

   From our perspective, the events of the past year were not surprising. An uncertain atmosphere is the hallmark of any rapid stock market decline. This is precisely when bottom-up, fundamental analysis and a focus on risk can protect portfolios and provide attractive long-term investment returns. We remain committed to our core value philosophy, open-minded to new ideas and opportunistic in this uncertain environment.

   Technology companies are becoming of interest to value investors, and we are selectively looking at tech stocks -- at the right price and right valuation. A year ago we were investing in companies that employed technology to make their business model better. Now, we are investigating companies that are direct plays on technology. However, while these stocks have fallen significantly from recent highs, we still believe that, as a whole, technology is relatively overvalued.

[PHOTO OF ROBERT M. LEVY]

   We are pleased to announce that toward the end of summer 2001, current shareholders and new investors will be able to open new accounts online. Through a secure area of oakmark.com, investors can complete an online agreement and account application, and have money electronically transferred from their personal bank account to open a new Oakmark account. We remain dedicated to website enhancements that make investing easier and help keep you informed.

   We are excited about the opportunities being presented to us as value investors, and we want to thank you for your continued trust.

/s/ Robert M. Levy

ROBERT M. LEVY
PRESIDENT

April 4, 2001

[OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FUND

REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

[PHOTO OF BILL NYGREN]                    [PHOTO OF KEVIN GRANT]

-------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (3/31/01) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(1)

[CHART]

                     THE
                     OAKMARK
                     FUND       S&P 500
     08/01/91        $10,000    $10,000
     12/31/91        $13,020    $10,909
     03/31/92        $14,690    $10,634
     06/30/92        $15,230    $10,836
     09/30/92        $16,800    $11,178
     12/31/92        $19,386    $11,741
     03/31/93        $20,927    $12,253
     06/30/93        $21,494    $12,313
     09/30/93        $23,095    $12,631
     12/31/93        $25,300    $12,924
     03/31/94        $24,242    $12,434
     06/30/94        $24,951    $12,486
     09/30/94        $26,663    $13,097
     12/31/94        $26,138    $13,095
     03/31/95        $28,539    $14,370
     06/30/95        $30,303    $15,741
     09/30/95        $32,841    $16,992
     12/31/95        $35,134    $18,015
     03/31/96        $36,386    $18,982
     06/30/96        $37,661    $19,834
     09/30/96        $37,945    $20,447
     12/31/96        $40,828    $22,152
     03/31/97        $42,456    $22,746
     06/30/97        $48,917    $26,716
     09/30/97        $52,009    $28,717
     12/31/97        $54,132    $29,542
     03/31/98        $59,517    $33,663
     06/30/98        $57,909    $34,775
     09/30/98        $49,899    $31,316
     12/31/98        $56,155    $37,985
     03/31/99        $55,888    $39,877
     06/30/99        $62,332    $42,688
     09/30/99        $53,882    $40,023
     12/31/99        $50,277    $45,977
     03/31/00        $45,767    $47,032
     06/30/00        $46,950    $45,783
     09/30/00        $49,815    $45,339
     12/31/00        $56,201    $41,791
     03/31/01        $60,342    $36,837

3/31/01 NAV(2) $32.20                                       AVERAGE ANNUAL TOTAL RETURN(3)
                                                                   THROUGH 3/31/01
                                         TOTAL RETURN            FROM FUND INCEPTION
                                        LAST 3 MONTHS*                  8/5/91
-----------------------------------------------------------------------------------------------
THE OAKMARK FUND                            7.37%                       20.45%
Standard & Poor's 500 Stock
   Index w/inc                            -11.86%                       14.45%
Dow Jones Industrial Average w/inc(4)      -8.00%                       15.63%
Lipper Large Cap Value Fund Index(5)       -7.76%                       13.72%

*Not annualized.

The Oakmark Fund increased 7% for the quarter ended March 31, marking four consecutive quarters during which the Fund increased in value while the S&P 500 declined. Over those four quarters, The Oakmark Fund has increased in value by 32% while the S&P 500 has declined by 22%. Also during the last quarter, The Oakmark Fund achieved a new all-time high price, adjusted for distributions. As other funds report losses of capital, we are especially pleased to report to our loyal shareholders that we reached new high ground. Some people refer to value investing as an ugly way to invest, but as Penn State's football coach, Joe Paterno, said, "I get a kick out of people saying, you're winning ugly. I think you end with the word win."

Over the past year, investors' renewed focus on business value contributed to much of our success. Corporate buyers specifically have continued to buy undervalued companies. Although we never select stocks based on acquisition possibilities, our selection criteria often overlap with merger and acquisition departments' criteria. Like us, they search out undervalued, yet growing, businesses that are led by owner-oriented management. During the last quarter, Nestle agreed to purchase one of our holdings, Ralston Purina, for $33.50 per share. Prior to that announcement, Ralston stock traded below $25. Ralston's dominant pet food brands combined with Nestle's size should increase sales while decreasing costs, creating a powerhouse. Congratulations to CEO, Pat McInnis, for finding the right partner to maximize Ralston's value.

                                                      THE OAKMARK FUND         3

-------------------------------------------------------------------------------
Five of Oakmark's fifty holdings were acquired in the last twelve months:
Ralston, Union Pacific Resources, Nabisco, Fort James and ACNielsen. Each transaction paid shareholders substantial premiums to pre-acquisition stock prices, thereby contributing significantly to our strong returns. Although a 10% acquisition rate is unusual, we expect acquisitions to continue to benefit the Fund over the long term. When the stock market doesn't care about undervalued companies, corporate buyers exploit the opportunity, and we benefit.

Last quarter, we added seven new holdings to the portfolio -- all old-line companies, except for Motorola. We continue to find most technology companies too expensive compared to non-technology stocks. Despite the NASDAQ(6) 100's 66% decline since its peak, the median P/E(7) ratio on those stocks is 50x, still about two-and-a-half times the median P/E ratio of the S&P 500. Here are brief descriptions of our new names:

-------------------------------------------------------------
                       TOTAL RETURNS
                     AS OF MARCH 31, 2001
-------------------------------------------------------------
  3 Months*                                    7.37%
-------------------------------------------------------------
  6 Months*                                   21.13%
-------------------------------------------------------------
  1 Year                                      31.85%
-------------------------------------------------------------

  *Not annualized

           AVERAGE ANNUAL TOTAL RETURNS
               AS OF MARCH 31, 2001
------------------------------------------------------
  3 Year                                    0.46%
------------------------------------------------------
  5 Year                                   10.64%
------------------------------------------------------
  Since inception                          20.45%
------------------------------------------------------

BURLINGTON RESOURCES (BR--45)
CONOCO (COC'A--28)

Typically, we find opportunities when the market overreacts to negative news. However, we believe the stock prices of Burlington Resources and Conoco under-reacted to favorable news: higher energy prices. At the end of 1998, a barrel of oil sold for $18 on the long-term futures market, and a thousand cubic feet of natural gas sold at just over $2. Today, the long-term oil price has risen to $21, and the price of natural gas has doubled. Therefore, the profitability of oil and gas producers, like Burlington Resources and Conoco, is now much higher than a couple of years ago. At the end of 1998, Burlington Resources sold at $36, and Conoco sold at $21. Though both stocks have risen, we believe their stock prices still do not reflect their increased business values.

--------------------------------------------------------------------------------
                                  HIGHLIGHTS

- The Fund increased 7% for the quarter ended March 31, marking four consecutive quarters during which the Fund increased in value while the S&P 500 declined.

- Our stock selection criteria often overlap with Merger and Acquisition departments' criteria. When the stock market doesn't care about undervalued companies, corporate buyers exploit the opportunity, and we benefit.

- Taxable investors should note that our undistributed realized loss is $3.95 per share. That practically guarantees no capital gain distribution again this year.
--------------------------------------------------------------------------------

CLOROX (CLX--31)

Due largely to unexpected costs from Clorox's acquisition of First Brands, its stock has fallen from $66 in early 1999. We believe Clorox is among the best managed, highest quality consumer product companies, so its current price of just over 16x estimated calendar 2001 cash earnings appears very attractive.

MOTOROLA (MOT--14)

As Motorola lost its position as the leading cellular telephone manufacturer, its stock fell from a peak of $61 last spring. Excluding the still-valuable cellular phone business, we estimate that Motorola's other businesses alone justify its current stock price. Although fear and

4      THE OAKMARK FUND

-------------------------------------------------------------------------------
embarrassment aren't our favorite motivators, intense shareholder pressure has caused CEO Chris Galvin to become more focused on rebuilding Motorola's value.

--------------------------------------------------------------------------------
                              TOP FIVE INDUSTRIES
                              AS OF MARCH 31, 2001
--------------------------------------------------------------------------------
 INDUSTRIES        Retail                       11.9%
 AND % OF          Other Consumer Goods
 TOTAL NET         and Services                 10.4%
 ASSETS            Household Products            5.9%
                   Computer Services             5.8%
                   Telecommunications            4.4%
--------------------------------------------------------------------------------

PARK PLACE ENTERTAINMENT (PPE--10)

The world's largest casino company, Park Place Entertainment, was spun-off from Hilton in late 1998. It owns casinos that use the brand names Hilton, Bally's, and Caesar's World. Despite its higher earnings, its stock fell from a high last year of $15. Park Place currently trades at just over 11x estimated 2001 cash earnings.

--------------------------------------------------------------------------------
                              TOP FIVE HOLDINGS(25)
                                AS MARCH 31, 2001
--------------------------------------------------------------------------------
 COMPANY           Washington Mutual, Inc.                 3.8%
 AND % OF          Fortune Brands, Inc.                    3.1%
 TOTAL NET         Toys `R' Us, Inc.                       3.0%
 ASSETS            The Kroger Company                      2.9%
                   H&R Block, Inc.                         2.7%
--------------------------------------------------------------------------------

SPRINT (FON--22)

Sprint stock peaked at $76 in 1999. Their exposure to the declining consumer long distance market has caused disappointing earnings and stock performance. Aside from long distance, Sprint also supplies local service for 8.3 million lines. Local lines have recently sold for $3,000 to $4,000 per line. Using the low end of that range, we estimate the value of Sprint's local business alone equals its current stock price.

STARWOOD HOTELS & RESORTS (HOT--33)

Starwood owns, manages, and franchises luxury hotels under brands such as Westin, Sheraton, and W. Starwood stock traded as high as $63 in 1997 and as low as $18 in 1998. Starwood's ability to increase rates, occupancy, and customer satisfaction is impressive. We also like CEO Barry Sternlicht's management of their hotel portfolio. When hotel buyers have been willing to pay trophy prices for specific Starwood properties, Sternlicht has been willing to part with them. Starwood sells at less than 7x cash flow while sales of luxury hotel properties have frequently occurred at over 10x cash flow.

We are proud of the past year's results and believe our portfolio continues to be well-positioned for good absolute, as well as relative, returns. Taxable investors should note that our current undistributed realized loss is $3.95 per share. That means we are in a very favorable tax position and practically guarantees that like last year, we will have no capital gain distribution this year.

Thank you for your continuing support.

/s/ Bill Nygren

WILLIAM C. NYGREN, CFA

Portfolio Manager
bnygren@oakmark.com

/s/ Kevin Grant

KEVIN G. GRANT, CFA

Portfolio Manager
kgrant@oakmark.com

April 5, 2001

                                                      THE OAKMARK FUND         5

THE OAKMARK FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     Shares Held         Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.4%

FOOD & BEVERAGE--3.8%
    H.J. Heinz Company                                                 1,360,000        $   54,672,000
    Sara Lee Corporation                                               1,907,400            41,161,692
                                                                                        --------------
                                                                                            95,833,692

APPAREL--2.0%
    Jones Apparel Group, Inc. (a)                                      1,327,000        $   50,160,600

RETAIL--11.9%
    Toys `R' Us, Inc. (a)                                              3,000,000        $   75,300,000
    The Kroger Co. (a)                                                 2,875,000            74,146,250
    J.C. Penney Company, Inc.                                          3,781,200            60,461,388
    Tricon Global Restaurants, Inc. (a)                                1,450,000            55,375,500
    CVS Corporation                                                      630,000            36,848,700
                                                                                        --------------
                                                                                           302,131,838

HOUSEHOLD PRODUCTS--5.9%
    Newell Rubbermaid Inc.                                             1,800,000        $   47,700,000
    Energizer Holdings, Inc. (a)                                       1,546,400            38,660,000
    The Clorox Company                                                 1,210,000            38,054,500
    The Dial Corporation                                               2,052,900            25,661,250
                                                                                        --------------
                                                                                           150,075,750

HOUSEHOLD APPLIANCES--1.5%
    Maytag Corporation                                                 1,160,400        $   37,422,900

OFFICE EQUIPMENT--0.9%
    Xerox Corporation                                                  3,850,000        $   23,061,500

HARDWARE--3.8%
    The Black & Decker Corporation                                     1,522,200        $   55,940,850
    The Stanley Works                                                  1,224,900            40,360,455
                                                                                        --------------
                                                                                            96,301,305

OTHER CONSUMER GOODS & SERVICES--10.4%
    Fortune Brands, Inc.                                               2,273,000        $   78,191,200
    H&R Block, Inc.                                                    1,340,300            67,095,418
    Cendant Corporation (a)                                            4,195,100            61,206,509
    Mattel, Inc.                                                       3,146,700            55,822,458
                                                                                        --------------
                                                                                           262,315,585

BANK & THRIFTS--3.8%
    Washington Mutual, Inc.                                            1,750,000        $   95,812,500

INSURANCE--1.9%
    MGIC Investment Corporation                                          700,000        $   47,894,000

6      THE OAKMARK FUND

THE OAKMARK FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
--------------------------------------------------------------------------------

                                                                     Shares Held         Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.4% (CONT.)

HOTELS & MOTELS--1.0%
    Starwood Hotels & Resorts Worldwide, Inc.                            726,600        $   24,711,666

INFORMATION SERVICES--4.4%
    Equifax Inc.                                                       1,520,500        $   47,515,625
    Moody's Corporation                                                1,489,400            41,047,864
    The Dun & Bradstreet Corporation (a)                                 953,750            22,470,350
                                                                                        --------------
                                                                                           111,033,839

COMPUTER SERVICES--5.8%
    First Data Corporation                                             1,040,000        $   62,098,400
    Electronic Data Systems Corporation                                  940,000            52,508,400
    SunGard Data Systems Inc. (a)                                        640,800            31,546,584
                                                                                        --------------
                                                                                           146,153,384

SEMICONDUCTORS--1.1%
    Teradyne, Inc. (a)                                                   850,000        $   28,050,000

TELECOMMUNICATIONS--4.4%
    AT&T Corp.                                                         3,025,000        $   64,432,500
    Citizens Communications Company (a)                                2,650,000            33,522,500
    Sprint Corporation                                                   636,000            13,985,640
                                                                                        --------------
                                                                                           111,940,640

TELECOMMUNICATIONS EQUIPMENT--1.4%
    Motorola, Inc.                                                     2,400,000        $   34,224,000

TV PROGRAMMING--1.8%
    AT&T Corp. - Liberty Media Group, Class A (a)                      3,200,000        $   44,800,000

PUBLISHING--3.1%
    Knight-Ridder, Inc.                                                  977,000        $   52,474,670
    Gannett Co., Inc.                                                    434,500            25,948,340
                                                                                        --------------
                                                                                            78,423,010

PHARMACEUTICALS--1.4%
    Chiron Corporation (a)                                               824,000        $   36,153,000

MEDICAL PRODUCTS--0.8%
    Apogent Technologies Inc. (a)                                      1,011,700        $   20,476,808

AUTOMOBILES--2.2%
    Ford Motor Company                                                 1,500,000        $   42,180,000
    DaimlerChrysler AG (b)                                               300,000            13,374,000
                                                                                        --------------
                                                                                            55,554,000

                                                      THE OAKMARK FUND         7

THE OAKMARK FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
--------------------------------------------------------------------------------

                                                                     Shares Held/
                                                                     Par Value          Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.4% (CONT.)

AEROSPACE & DEFENSE--3.1%
    The B.F. Goodrich Company                                          1,120,000        $   42,974,400
    Lockheed Martin Corporation                                        1,000,000            35,650,000
                                                                                        --------------
                                                                                            78,624,400

INSTRUMENTS--1.5%
    Rockwell International Corporation                                 1,067,300        $   38,796,355

MACHINERY & INDUSTRIAL PROCESSING--2.9%
    Eaton Corporation                                                    602,900        $   41,298,650
    Cooper Industries, Inc.                                              929,400            31,088,430
                                                                                        --------------
                                                                                            72,387,080

BUILDING MATERIALS & CONSTRUCTION--1.8%
    Masco Corporation                                                  1,933,000        $   46,662,620

UTILITIES--2.2%
    TXU Corp.                                                          1,315,000        $   54,335,800

OIL & NATURAL GAS--3.3%
    Burlington Resources Inc.                                          1,150,000        $   51,462,500
    Conoco Inc., Class A                                               1,100,000            30,910,000
                                                                                        --------------
                                                                                            82,372,500

DIVERSIFIED CONGLOMERATES--2.2%
    Textron, Inc.                                                      1,000,000        $   56,840,000
RECREATION & ENTERTAINMENT--4.1%
    Brunswick Corporation                                              3,076,700        $   60,395,621
    Carnival Corporation                                                 800,000            22,136,000
    Park Place Entertainment Corporation (a)                           2,100,000            21,525,000
                                                                                        --------------
                                                                                           104,056,621

    TOTAL COMMON STOCKS (COST: $1,999,806,396)                                           2,386,605,393

SHORT TERM INVESTMENTS--5.9%

U.S. GOVERNMENT BILLS--1.5%
    United States Treasury Bills, 4.77% - 6.03%
      due 5/17/2001- 7/26/2001                                       $40,000,000        $   39,627,600

    TOTAL U.S. GOVERNMENT BILLS (COST: $39,538,500)                                         39,627,600

COMMERCIAL PAPER--2.8%
    American Express Credit Corporation, 4.95% due 4/3/2001          $20,000,000        $   20,000,000
    General Electric Capital Corporation, 5.35% due 4/2/2001          50,000,000            50,000,000
                                                                                        --------------

    TOTAL COMMERCIAL PAPER (COST: $70,000,000)                                              70,000,000

8      THE OAKMARK FUND

THE OAKMARK FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
--------------------------------------------------------------------------------

                                                                     Par Value          Market Value
------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.9% (CONT.)

REPURCHASE AGREEMENTS--1.6%
    State Street Repurchase Agreement, 5.18% due 4/2/2001            $40,220,000        $   40,220,000

    TOTAL REPURCHASE AGREEMENTS (COST: $40,220,000)                                         40,220,000

    TOTAL SHORT TERM INVESTMENTS (COST: $149,758,500)                                      149,847,600

    Total Investments (Cost $2,149,564,896)--100.3% (c)                                 $2,536,452,993
    Other Liabilities In Excess Of Other Assets--(0.3)%                                     (7,384,741)
                                                                                        --------------
    TOTAL NET ASSETS--100%                                                              $2,529,068,252
                                                                                        ==============

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.
(c) At March 31, 2001, net unrealized appreciation of $386,888,097, for federal income tax purposes, consisted of gross unrealized appreciation of $458,277,204 and gross unrealized depreciation of $71,389,107.

                                                      THE OAKMARK FUND         9

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

[PHOTO OF BILL NYGREN]      [PHOTO OF HENRY BERGHOEF]

-------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (3/31/01) AS COMPARED TO THE STANDARD &
POOR'S 500 INDEX(1)


[CHART]


                          THE OAKMARK
                          SELECT FUND  S&P 500
                          -----------  -------
       10/31/96             $10,000    $10,000
       12/31/96             $11,420    $10,543
       03/31/97             $12,140    $10,826
       06/30/97             $14,180    $12,715
       09/30/97             $16,340    $13,668
       12/31/97             $17,704    $14,060
       03/31/98             $20,078    $16,021
       06/30/98             $20,462    $16,551
       09/30/98             $16,936    $14,904
       12/31/98             $20,575    $18,078
       03/31/99             $22,766    $18,979
       06/30/99             $24,482    $20,317
       09/30/99             $22,028    $19,048
       12/31/99             $23,557    $21,882
       03/31/00             $25,667    $22,384
       06/30/00             $24,324    $21,790
       09/30/00             $27,432    $21,578
       12/31/00             $29,637    $19,890
       03/31/01             $32,826    $17,532

3/31/01 NAV(2) $23.98

                                                      AVERAGE ANNUAL TOTAL RETURN(3)
                                                             THROUGH 3/31/01
                                     TOTAL RETURN          FROM FUND INCEPTION
                                    LAST 3 MONTHS*              11/1/96
-------------------------------------------------------------------------------------
THE OAKMARK SELECT FUND                 10.76%                   30.88%
Standard & Poor's 500 Stock
   Index w/inc                         -11.86%                   13.56%
Standard & Poor's MidCap 400
   Index w/inc(8)                      -10.77%                   17.04%
Lipper Mid Cap Value Fund Index(9)      -3.86%                    9.95%

*Not annualized.

The Oakmark Select Fund gained 11% last quarter and 28% in the last year. These returns are very good in both absolute and relative terms. In fact, for the quarter, the most relevant indices the S&P Mid Cap 400 and the S&P 500 lost 11% and 12% respectively. Our second largest position, Toys 'R' Us, gained 50% this quarter and had the greatest impact on our performance. Excellent Christmas sales in a tough retail environment highlighted their successful remodeling and remerchandising effort. Despite the price gain, we haven't sold a share. We continue to believe Toys 'R' Us is undervalued relative to the earnings that should be achieved when the turnaround is complete. Further, we expect increased investor interest this fall when Toys 'R' Us opens its new flagship store in Times Square. As both shareholders and consumers, we can't wait!

Media reports about the stock market decline in both the quarter and year sound miserable. The CHICAGO TRIBUNE'S quarter-end business section headline reads "The Longest Quarter, 3 Months of Misery." Yes, it was tough -- last quarter the S&P 500 fell 12% and the NASDAQ(6) fell more than twice that. For the trailing year, the S&P 500 is off over 20% and the NASDAQ is off 60%. But one has to be careful in drawing conclusions from these numbers. Large capitalization stocks are given the highest weightings in these market indices. In 1998 and 1999, large capitalization stocks were the top performers, which caused large gains in the market indices. Over the last year, there has been a reversal -- the largest capitalization stocks have been the worst performers. If the

10  THE OAKMARK SELECT FUND

-------------------------------------------------------------------------------

                    TOTAL RETURNS(10)
                     MARCH 31, 2001
------------------------------------------------------
  3 Months*                                10.76%
------------------------------------------------------
  6 Months*                                19.66%
------------------------------------------------------
  1 Year                                   27.89%
------------------------------------------------------
  *Not annualized.


            AVERAGE ANNUAL TOTAL RETURNS(10)
                     MARCH 31, 2001
------------------------------------------------------
  3 Year                                   17.79%
------------------------------------------------------
  5 Year                                     N/A
------------------------------------------------------
  Since inception                          30.88%
------------------------------------------------------

S&P 500 stocks were weighted equally instead of by market capitalization, the S&P would have lost only 3% last quarter, and would actually have gained 6% over the last year. Because we don't weight our positions based on their market capitalizations, our performance is more strongly influenced by how the median stock performs than by how the market averages perform. So, we continue to be out-of-sync with this market. A year ago, we talked about incredible values while the media focused on indices at new highs. Now the media is focused on lost fortunes, while we look back at a very good year and current valuations that are just a little less attractive than a year ago. Sometimes, being out of sync isn't so bad!

SELLING

In our quarterlies, we normally focus on our buys rather than our sells. Last quarter, we sold more stocks than we bought, so we'd like to focus this report on our sales. We sell stocks for two different reasons. Our preferred reason to sell is when a stock price has reached our sell target, 90% of our estimated business value. Unfortunately, we also need to sell stocks when businesses perform worse than we anticipated. We have two examples of each.

Last quarter, we finished selling Thermo Electron. We started buying Thermo in December 1998 and paid an average price of $16 per share. During the time we owned the stock, new CEO Dick Syron did a wonderful job simplifying the corporate structure and improving operating margins. But after gaining 60%, Thermo stock met our sell criteria, so it was sold. We also sold our position in MBIA. In March a year ago, our analyst Ed Studzinski was meeting with CEO Jay Brown at MBIA headquarters when the announcement broke that a competitor, FSA, was being acquired. The meeting convinced Ed that Jay is the type of CEO with whom we want to invest, and he also figured out that if MBIA were acquired in a deal similar to FSA, it would be worth twice its stock price. Our only mistake with MBIA was not buying more. We waited for our shares to go long-term and sold them for a gain of over 70%.

HIGHLIGHTS

- The Fund gained 11% last quarter, outperforming its relevent indices.

- Toys 'R' Us, gained 50% this past quarter and had the greatest impact on our performance. Despite the price gain, however, we haven't sold a share.

- The shareholder letter explains sales of Thermo Electron, MBIA, US Industries, and USG Corp.

Our two other sales were our mistakes. We sold our position in US Industries at a substantial loss. We have high regard for the way CEO David Clark approached his job, managing a portfolio of businesses like an investor -- trying to buy low and sell high. However, it now appears that the quality of those business units is well below what we originally thought. Our last sale, USG Corp., was also at a large loss. We continue to admire CEO Bill Foote's excellent management of USG and the strength of their business. However, their losses from asbestos litigation greatly exceeded our estimates. Our midwestern common sense, normally a highly valuable asset, didn't help in the legal analysis.

                                                  THE OAKMARK SELECT FUND  11

--------------------------------------------------------------------------------

                TOP FIVE INDUSTRIES
                AS OF MARCH 31, 2001
---------------------------------------------------------
INDUSTRIES          Banks & Thrifts             15.4%
AND % OF            Retail                      15.3%
TOTAL NET           Information Services        10.2%
ASSETS              Other Consumer Goods
                     and Services                9.7%
                    Computer Services            8.5%
---------------------------------------------------------

While we hate selling at a loss, we have learned that often the best thing to do is to take the loss and move on. As Warren Buffett says, "Should you find yourself in a chronically leaking boat, energy devoted to changing vessels is likely to be more productive than energy devoted to patching leaks."

               TOP FIVE HOLDINGS(25)
               AS OF MARCH 31, 2001
---------------------------------------------------------
COMPANY             Washington Mutual, Inc.     15.4%
AND % OF            Toys 'R' Us, Inc.            7.8%
TOTAL NET           H&R Block, Inc.              6.1%
ASSETS              AT&T Corporation             4.8%
                    First Data Corporation       4.3%
---------------------------------------------------------

Finally, we encourage you to be mindful of something sportscaster Beano Cook once said: "You only have to bat 1.000 in two things -- flying and heart transplants. Everything else you can go four for five." Fortunately for all of us, in investing, you don't even need four for five!

Thank you for your support.

/s/ Bill Nygren

WILLIAM C. NYGREN

Portfolio Manager
bnygren@oakmark.com

/s/ Henry Berghoef

HENRY R. BERGHOEF, CFA

Portfolio Manager
berghoef@oakmark.com

April 5, 2001

12  THE OAKMARK SELECT FUND

THE OAKMARK SELECT FUND
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                     Shares Held         Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.8%

APPAREL--3.6%

    Liz Claiborne, Inc.                                                2,373,200       $  111,659,060

RETAIL--15.3%

    Toys 'R' Us, Inc. (a)                                              9,598,500       $  240,922,350
    Tricon Global Restaurants, Inc. (a)                                3,215,400          122,796,126
    Office Depot, Inc. (a)                                            12,546,000          109,777,500
                                                                                       --------------
                                                                                          473,495,976

HOUSEHOLD PRODUCTS--3.6%

    Energizer Holdings, Inc. (a)                                       4,388,800       $  109,720,000

OTHER CONSUMER GOODS & SERVICES--9.7%

    H&R Block, Inc.                                                    3,769,400       $  188,696,164
    Mattel, Inc.                                                       6,290,000          111,584,600
                                                                                       --------------
                                                                                          300,280,764

BANK & THRIFTS--15.4%

    Washington Mutual, Inc.                                            8,679,800       $  475,219,050

INFORMATION SERVICES--10.2%

    Moody's Corporation                                                4,143,600       $  114,197,616
    Ceridian Corporation                                               5,834,500          107,938,250
    The Dun & Bradstreet Corporation (a)                               3,940,700           92,842,892
                                                                                       --------------
                                                                                          314,978,758

COMPUTER SERVICES--8.5%

    First Data Corporation                                             2,210,200       $  131,971,042
    Electronic Data Systems Corporation                                2,347,400          131,125,764
                                                                                       --------------
                                                                                          263,096,806

COMPUTER SOFTWARE--3.7%

    The Reynolds and Reynolds Company, Class A (b)                     5,979,700       $  115,109,225

TELECOMMUNICATIONS--6.5%

    AT&T Corp.                                                         6,918,000       $  147,353,400
    Sprint Corporation                                                 2,500,000           54,975,000
                                                                                       --------------
                                                                                          202,328,400

PUBLISHING--4.3%

    Knight-Ridder, Inc.                                                2,450,000       $  131,589,500

PHARMACEUTICALS--4.1%

    Chiron Corporation (a)                                             2,867,400       $  125,807,175

                                                   THE OAKMARK SELECT FUND  13

THE OAKMARK SELECT FUND
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
-------------------------------------------------------------------------------

                                                                    Shares Held/
                                                                       Par Value         Market Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.8% (CONT.)

AUTOMOTIVE--2.9%

    Visteon Corporation                                                5,984,400       $   90,005,376

OIL & NATURAL GAS--4.0%

    Burlington Resources Inc.                                          2,750,000       $  123,062,500

    TOTAL COMMON STOCKS (COST: $2,203,925,848)                                          2,836,352,590

COMMON STOCKS SOLD SHORT--(1.5%)

TELECOMMUNICATIONS--(1.5%)

    AT&T Wireless Group                                               (2,500,000)      $  (47,950,000)

    TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS: $(49,357,331))                              (47,950,000)

SHORT TERM INVESTMENTS--7.7%

U.S. GOVERNMENT BILLS--1.9%

    United States Treasury Bills, 4.59% - 6.03% due
      5/17/2001 - 9/6/2001                                           $60,457,000       $   59,723,288
    TOTAL U.S. GOVERNMENT BILLS (COST: $59,598,208)                                        59,723,288

COMMERCIAL PAPER--3.6%

    American Express Credit Corporation, 4.94% - 5.15%
      due 4/2/2001 - 4/4/2001                                        $50,000,000       $   50,000,000
    General Electric Capital Corporation, 4.94% - 5.35%
      due 4/2/2001                                                    60,000,000           60,000,000
                                                                                       --------------
    TOTAL COMMERCIAL PAPER (COST: $110,000,000)                                           110,000,000

REPURCHASE AGREEMENTS--2.2%
    State Street Repurchase Agreement, 5.18% due 4/2/2001            $69,169,000       $   69,169,000
    TOTAL REPURCHASE AGREEMENTS (COST: $69,169,000)                                        69,169,000

    TOTAL SHORT TERM INVESTMENTS (COST: $238,767,208)                                     238,892,288

    Total Investments (Cost $2,393,335,725)--98.0% (c)                                 $3,027,294,878
    Other Assets In Excess Of Other Liabilities--2.0%                                      62,064,510
                                                                                       --------------

    TOTAL NET ASSETS--100%                                                             $3,089,359,388
                                                                                       ==============

(a) Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) At March 31, 2001, net unrealized appreciation of $633,959,153, for federal income tax purposes, consisted of gross unrealized appreciation of $649,430,630 and gross unrealized depreciation of $15,471,477.

14  THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND

REPORT FROM JAMES P. BENSON AND CLYDE S. MCGREGOR, PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

[PHOTO OF JAMES P. BENSON]      [PHOTO OF CLYDE S. MCGREGOR]

-------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/01) AS COMPARED TO THE RUSSELL 2000 INDEX(11)

[CHART]

                        THE OAKMARK
                       SMALL CAP FUND    RUSSELL 2000
                       --------------    ------------
   10/31/1995             $10,000           $10,000
   12/31/1995             $10,330           $10,695
    3/31/1996             $11,460           $11,241
    6/30/1996             $12,470           $11,803
    9/30/1996             $13,250           $11,843
   12/31/1996             $14,440           $12,459
    3/31/1997             $15,220           $11,815
    6/30/1997             $17,660           $13,730
    9/30/1997             $20,340           $15,774
   12/31/1997             $20,290           $15,245
    3/31/1998             $21,732           $16,779
    6/30/1998             $20,467           $15,997
    9/30/1998             $14,976           $12,774
   12/31/1998             $17,620           $14,857
    3/31/1999             $16,069           $14,051
    6/30/1999             $18,205           $16,237
    9/30/1999             $16,558           $15,210
   12/31/1999             $16,224           $18,015
    3/31/2000             $15,974           $19,292
    6/30/2000             $15,926           $18,562
    9/30/2000             $18,014           $18,768
   12/31/2000             $17,471           $16,939
    3/31/2001             $17,816           $16,335

3/31/01 NAV(2) $14.40

                                                     AVERAGE ANNUAL TOTAL RETURN(3)
                                                             THROUGH 3/31/01
                                     TOTAL RETURN          FROM FUND INCEPTION
                                    LAST 3 MONTHS*               11/1/95
-------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND               5.19%                   11.25%
Lipper Small Cap Value Fund Index(12)    2.48%                   11.77%
Russell 2000 w/inc                      -6.51%                    9.48%
S&P Small Cap 600 w/inc.(13)            -6.57%                   12.20%

*Not annualized.

We are pleased to report that your Fund had a gain of 5.2% for the past quarter, thus we outperformed our benchmark index by just under 12%. The first quarter of calendar 2001 was disappointing to many investors as most of the major market indices posted losses for the period. The Russell 2000 small cap index dropped 6.5% for the just ended quarter as profit warnings from numerous companies overwhelmed the interest rate reductions engineered by the Federal Reserve.

The key to our relative success comes, we believe, from our adherence to fundamental analysis of a company's value versus momentum investing, which became very popular about three years ago. Momentum investors tend to focus on recent stock price movements rather than asking the logical question: what is a business worth? Our analysts concentrate their entire effort in estimating a company's private market value and when we find a company that is trading at 60% or less of our estimated valuation we purchase that stock. While our approach to investing does not eliminate owning stocks that sometimes go down, we believe that a diversified portfolio of fundamentally inexpensive stocks should be able to perform well over time for our shareholders.

SMALL CAP RELATIVE VALUATIONS

Over the past four years we have seen a technology boom, a technology bust, a telecommunications boom, a telecommunications bust, a move by investors to large cap stocks and the ignoring of small cap stocks. Beginning in 1997, a clear divergence in valuations between large cap stocks and small cap stocks began and this valuation gap has not yet begun to meaningfully close. In 1997, both

                                                 THE OAKMARK SMALL CAP FUND  15

-------------------------------------------------------------------------------
large and small cap stocks traded at equivalent levels relative to trailing 12-month earnings or revenues: 15x-18x earnings and just under 1.5x revenues. Since 1997, small caps have fallen to about 13x-15x earnings and about 1.3x revenues while large cap valuations expanded to 23x-25x earnings and about 2x sales. Put a different way, small caps used to trade near parity with large caps but now trade at a discount of about 40% to their large cap peers.

We find this wide relative valuation gap interesting since smaller companies typically have several advantages vis-a-vis large companies. Smaller companies have less bureaucracy and thus more focus on customers and they are often more nimble with product introductions. This can result in smaller companies growing at faster rates, yet as a group, these stocks are far cheaper than the larger companies. Additionally, if this valuation gap persists, it would seem likely that many larger companies will turn to smaller companies as acquisition targets since it may be less expensive to buy a successful small company than it would be to develop a new product or service internally. Overall, we view the future of small cap stocks as bright and we believe this sector is one of the best places to invest.

                    TOTAL RETURNS(10)
                   AS OF MARCH 31, 2001
-------------------------------------------------------
  3 Months*                                 5.19%
-------------------------------------------------------
  6 Months*                                -1.10%
-------------------------------------------------------
  1 Year                                   11.53%
-------------------------------------------------------
  *Not annualized

           AVERAGE ANNUAL TOTAL RETURNS(10)
                 AS OF MARCH 31, 2001
-------------------------------------------------------
  3 Year                                      -6.40%
-------------------------------------------------------
  5 Year                                       9.22%
-------------------------------------------------------
  Since inception                             11.25%
-------------------------------------------------------

PORTFOLIO CHANGES

During the first calendar quarter of 2001 the Fund's portfolio expanded from forty-three stocks to forty-six stocks. Since the beginning of 2001, we sold National Data and Scott Technologies for solid gains after National Data achieved our price target and Scott Technologies announced its acquisition by Tyco International. The stocks that we purchased included: Berry Petroleum, Central Parking Corp., IDEXX Laboratories, InFocus Corp., Sensient Technologies and Spherion Corp.

HIGHLIGHTS

- Your Fund had a gain of 5.2% for the past quarter, outperforming our benchmark index, the Russell 2000 Index, by just under 12%.

- Several years ago, small cap stocks traded near parity with large caps; they now trade at a discount of about 40% to their large cap peers. We find this wide relative valuation gap very compelling, and believe the small cap sector is one of the best places to invest.

- Portfolio changes include the sale of National Data and Scott Technologies for solid gains, and the addition of Berry Petroleum and IDEXX Labs.

HIGHLIGHTED NEWCOMERS

Two new stocks that your Fund owns that we would like to discuss are Berry Petroleum and IDEXX Labs. Berry is a California based producer of heavy crude oil. Increases over the past year in crude oil prices have aided Berry's outlook, but the stock plunged late last Fall as the California electrical crisis hit. This impacted Berry since one of the by-products of the company's steam injected oil recovery operations is the production of surplus electricity. This electricity is usually sold to California's public electric utilities and Berry makes a nice profit from its co-generation facilities. However, both large California utilities are now in dire financial condition brought on by buying high priced electricity on the spot market and selling it at much lower regulated prices to consumers. This has led to a stoppage in payments to electric providers

16  THE OAKMARK SMALL CAP FUND

-------------------------------------------------------------------------------

                 TOP FIVE INDUSTRIES
                 AS OF MARCH 31, 2001
---------------------------------------------------------
INDUSTRIES            Real Estate                  12.5%
AND % OF              Banks & Thrifts              11.2%
TOTAL NET             Educational Services          7.9%
ASSETS                Food & Beverage               7.2%
                      Other Consumer Goods
                       and Services                 4.8%
---------------------------------------------------------

such as Berry and in turn Berry has stopped supplying electricity to the utilities.

We viewed the 30% plus sell-off in Berry's shares caused by the utility impasse as an opportunity to acquire a high quality business with good management and undervalued assets. It is hard to imagine a scenario where electrical generation capacity in California is not a good asset. Additionally, we would expect a political solution soon with regard to the unpaid bills of the California public utilities. Therefore, with a timeframe measured in years and not days or months, we believe Berry represents a solid long-term investment for your Fund.

IDEXX Labs principally produces veterinary pharmaceuticals and test kits. This is a high return business and we believe IDEXX has a bright future with over a dozen products in the FDA registration process. Additionally, the company has a debt-free balance sheet and they have consistently been using their excess cash flow to repurchase stock. Veterinary medicine is a very attractive business since the customers (i.e. pet owners) pay cash for their veterinary products and services unlike human healthcare where either the government or an insurance company pays the bills. This creates a more market driven environment with less red tape and we believe IDEXX has the potential to thrive in this type of market.

               TOP FIVE HOLDINGS(25)
               AS OF MARCH 31, 2001
---------------------------------------------------------
COMPANY             ITT Educational
AND % OF             Services, Inc.              7.9%
TOTAL NET           Catellus Development
ASSESS               Corporation                 6.0%
                    The PMI Group, Inc.          4.6%
                    Prime Hospitality
                     Corporation                 4.0%
                    Ralcorp Holdings, Inc.       3.9%
---------------------------------------------------------

OUTLOOK

As the above stocks demonstrate, there are numerous small cap stocks that are selling at compelling valuations. Thus, we expect that the rebound in small cap value stocks that began in 2000 will accelerate in 2001 albeit, with some volatility.

Once again we would like to thank you for your support of The Oakmark Small Cap Fund. At current valuations small cap value stocks appear to be an above average sector in which to invest and we will endeavor to achieve good returns on your behalf.

/s/ James P. Benson

JAMES P. BENSON, CFA

Portfolio Manager
jbenson@oakmark.com

/s/ Clyde S. Mcgregor

CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com

April 4, 2001

                                                 THE OAKMARK SMALL CAP FUND  17

THE OAKMARK SMALL CAP FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED)
------------------------------------------------------------------------------

                                                                     Shares Held         Market Value
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.1%

FOOD & BEVERAGE--7.2%

    Ralcorp Holdings, Inc.                                               500,000         $  8,950,000
    Del Monte Foods Company (a)                                          805,900            6,560,026
    M & F Worldwide Corp. (a)                                            225,000            1,102,500
                                                                                         ------------
                                                                                           16,612,526

APPAREL--1.0%

    R.G. Barry Corporation (a)(d)                                        891,000         $  2,227,500

RETAIL--3.5%

    ShopKo Stores, Inc. (a)                                              850,000         $  6,800,000
    Ugly Duckling Corporation (a)                                        370,000            1,295,000
                                                                                         ------------
                                                                                            8,095,000

OTHER CONSUMER GOODS & SERVICES--4.8%

    Department 56, Inc. (a)(d)                                           650,000         $  5,785,000
    American Greetings Corporation, Class A                              300,000            3,180,000
    Central Parking Corporation                                          123,200            2,242,240
                                                                                         ------------
                                                                                           11,207,240

BANK & THRIFTS--11.2%

    People's Bank of Bridgeport, Connecticut                             325,000         $  8,368,750
    BankAtlantic Bancorp, Inc., Class A                                1,054,100            6,746,240
    Golden State Bancorp Inc. (a)                                        200,000            5,576,000
    PennFed Financial Services, Inc.                                     250,000            5,250,000
                                                                                         ------------
                                                                                           25,940,990

INSURANCE--4.6%

    The PMI Group, Inc.                                                  165,000        $  10,721,700

OTHER FINANCIAL--2.2%

    NCO Group, Inc. (a)                                                  200,000         $  5,112,500

HUMAN RESOURCES--0.5%

    Spherion Corporation (a)                                             150,000         $  1,041,000

EDUCATIONAL SERVICES--7.9%

    ITT Educational Services, Inc. (a)                                   670,000        $  18,157,000

DATA STORAGE--1.2%

    Imation Corp. (a)                                                    125,000         $  2,803,750

COMPUTER EQUIPMENT--1.4%

    Infocus Corporation (a)                                              200,000         $  3,275,000

COMPUTER SERVICES--2.1%

    CIBER, Inc. (a)                                                    1,000,000         $  4,880,000

18  THE OAKMARK SMALL CAP FUND

THE OAKMARK SMALL CAP FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
------------------------------------------------------------------------------

                                                                     Shares Held         Market Value
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.1% (CONT.)

COMPUTER SOFTWARE--3.1%

    MSC.Software Corp. (a)                                               600,000         $  6,150,000
    Symantec Corporation (a)                                              25,000            1,045,312
                                                                                         ------------
                                                                                            7,195,312

COMPUTER SYSTEMS--0.5%

    Micron Electronics, Inc. (a)                                         650,000         $  1,092,000

SECURITY SYSTEMS--2.9%

    Checkpoint Systems, Inc. (a)                                         703,000         $  6,643,350

PHARMACEUTICALS--2.8%

    Elan Corporation plc (a)(b)                                          125,000         $  6,531,250

MEDICAL RESEARCH--1.1%

    Covance Inc. (a)                                                     200,000         $  2,570,000

MEDICAL PRODUCTS--2.3%

    CONMED Corporation (a)                                               215,000         $  4,125,313
    Hanger Orthopedic Group, Inc. (a)                                    820,000            1,221,800
                                                                                         ------------
                                                                                            5,347,113

AUTOMOTIVE--1.4%

    Standard Motor Products, Inc.                                        190,000         $  2,014,000
    Stoneridge, Inc. (a)                                                 170,000            1,249,500
                                                                                         ------------
                                                                                            3,263,500

AUTOMOBILE RENTALS--2.0%

    Dollar Thrifty Automotive Group, Inc. (a)                            219,400         $  4,519,640

TRANSPORTATION SERVICES--4.0%

    Teekay Shipping Corporation (c)                                      200,000         $  8,520,000
    Frontline Limited (b)                                                 40,000              717,500
                                                                                         ------------
                                                                                            9,237,500

INSTRUMENTS--1.0%

    IDEXX Laboratories, Inc. (a)                                         100,000         $  2,193,750

MACHINERY & INDUSTRIAL PROCESSING--2.7%

    Columbus McKinnon Corporation                                        525,000         $  4,101,563
    Sames Corporation (a)(d)                                             235,000            2,209,000
                                                                                         ------------
                                                                                            6,310,563

                                                 THE OAKMARK SMALL CAP FUND  19

THE OAKMARK SMALL CAP FUND
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001  (UNAUDITED) CONT.
-------------------------------------------------------------------------------

                                                                    Shares Held/
                                                                       Par Value         Market Value
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.1% (CONT.)

CHEMICALS--3.0%

    H.B. Fuller Company                                                   70,000         $  2,948,750
    Sensient Technologies Corporation                                    100,000            2,278,000
    Georgia Gulf Corporation                                             100,000            1,741,000
                                                                                         ------------
                                                                                            6,967,750

OIL & NATURAL GAS--1.1%

    Berry Petroleum Company, Class A                                     200,000         $  2,600,000

OTHER INDUSTRIAL GOODS & SERVICES--1.4%

    Intergrated Electrical Services, Inc. (a)                            350,000         $  1,995,000
    Gardner Denver Inc. (a)                                               65,000            1,274,000
                                                                                         ------------
                                                                                            3,269,000

REAL ESTATE--12.5%

    Catellus Development Corporation (a)                                 875,000        $  13,781,250
    Prime Hospitality Corp. (a)                                          850,000            9,180,000
    Trammell Crow Company (a)                                            500,000            5,950,000
                                                                                         ------------
                                                                                           28,911,250

DIVERSIFIED CONGLOMERATES--0.7%

    U.S. Industries, Inc.                                                275,000         $  1,606,000

    TOTAL COMMON STOCKS (COST: $220,236,237)                                              208,332,184

SHORT TERM INVESTMENTS--9.9%

COMMERCIAL PAPER--6.9%

    American Express Credit Corporation, 4.98% due 4/2/2001           $6,000,000         $  6,000,000
    Ford Motor Credit Corp., 4.93% due 4/3/2001                        3,000,000            3,000,000
    General Electric Capital Corporation, 5.35% due 4/2/2001           7,000,000            7,000,000
                                                                                         ------------
    TOTAL COMMERCIAL PAPER (COST: $16,000,000)                                             16,000,000

REPURCHASE AGREEMENTS--3.0%

    State Street Repurchase Agreement, 5.18% due 4/2/2001             $6,764,000         $  6,764,000

    TOTAL REPURCHASE AGREEMENTS (COST: $6,764,000)                                          6,764,000

    TOTAL SHORT TERM INVESTMENTS (COST: $22,764,000)                                       22,764,000

    TOTAL INVESTMENTS (COST $243,000,237)--100.0% (e)                                    $231,096,184
    Other Assets In Excess Of Other Liabilities--0.0%                                          43,564
                                                                                         ------------

    TOTAL NET ASSETS--100%                                                               $231,139,748
                                                                                         ============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents foreign domiciled corporation.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At March 31, 2001, net unrealized depreciation of $11,904,053, for federal income tax purposes, consisted of gross unrealized appreciation of $42,972,060 and gross unrealized depreciation of $54,876,113.

20  THE OAKMARK SMALL CAP FUND

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO OF CLYDE S. MCGREGOR] [PHOTO OF EDWARD A. STUDZINSKI]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/01) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(14)

[CHART]

                              THE OAKMARK          LIPPER BALANCED
                            EQUITY & INCOME FUND    FUND INDEX
   10/31/1995                     $10,000             $10,000
   12/31/1995                     $10,240             $10,473
    3/31/1996                     $10,500             $10,707
    6/30/1996                     $11,040             $10,925
    9/30/1996                     $11,110             $11,213
   12/31/1996                     $11,805             $11,840
    3/31/1997                     $12,153             $11,895
    6/30/1997                     $13,430             $13,178
    9/30/1997                     $14,810             $14,024
   12/31/1997                     $14,941             $14,243
    3/31/1998                     $16,233             $15,370
    6/30/1998                     $16,320             $15,599
    9/30/1998                     $15,191             $14,701
   12/31/1998                     $16,792             $16,392
    3/31/1999                     $16,792             $16,655
    6/30/1999                     $18,457             $17,402
    9/30/1999                     $17,518             $16,682
   12/31/1999                     $18,119             $17,863
    3/31/2000                     $18,924             $18,396
    6/30/2000                     $18,886             $18,174
    9/30/2000                     $20,761             $18,535
   12/31/2000                     $21,723             $18,290
    3/31/2001                     $22,621             $17,374

3/31/01 NAV(2) $16.62

                                                         AVERAGE ANNUAL TOTAL RETURN(3)
                                                                  THROUGH 3/31/01
                                        TOTAL RETURN           FROM FUND INCEPTION
                                       LAST 3 MONTHS*                11/1/95
                                       --------------    ------------------------------
THE OAKMARK EQUITY & INCOME FUND           4.14%                     16.26%
Lipper Balanced Fund Index                -5.01%                     10.73%
Lehman Govt./Corp. Bond(15)                3.20%                      6.97%
S&P 500 w/inc.(1)                        -11.86%                     15.42%

*Not annualized.

QUARTER AND MID-YEAR REVIEW

Returns to the Oakmark Equity and Income Fund have been surprisingly consistent over the past six months despite the volatile experience of the market averages. The Fund returned 4.1% in the quarter ended March 31, which compares to a LOSS of 5.0% for the Lipper Balanced Fund Index. For the six months, the result was a positive 9.0%, again a favorable comparison to the 6.3% which the Lipper lost in the period. While we are happy that the Fund looks good relative to its competitive benchmark, the positive rate of return pleases us more. Our primary goal for Oakmark Equity and Income is to generate positive rates of return in all environments. If we can keep the Fund moving forward most of the time, we know that the relative outcomes will take care of themselves.

IGNORE THE MEDIA!

If you have been watching a lot of business television over the last few years, you will certainly answer the following question incorrectly: "In which year did more New York Stock Exchange issues decline in price, 1999 or 2000?" The correct answer was 1999 by a landslide. Two-thirds of NYSE(16) issues lost money in 1999 while only 43% suffered this outcome in 2000. What seems to be a paradox is explained by the fact that in 1999 the issues with the largest market capitalizations excelled while they lagged last year. Measures of market breadth began to improve midway through 2000 even as the market averages were rolling over. As an example of what we mean, on most days when the averages sank in the just-ended quarter, the NYSE reported more stocks hitting new highs than new lows. Two years ago some analysts wrote of a "stealth bear market." Given all of the gloom and doom on the media these days it

                                          THE OAKMARK EQUITY AND INCOME FUND  21

--------------------------------------------------------------------------------
is clear that the bull market we are describing is equally stealthy.

In his letter to shareholders in the 2000 annual report for Berkshire Hathaway famed investor Warren Buffett wrote that there are no bargains in the market currently. We are sympathetic to this point of view and believe that the stealth bull market described above explains this outcome. It also explains the higher than typical percentage of cash in the Fund. We do differ from Buffett in one respect. He writes that he is "content with what we own, but far from excited by it." In the Oakmark Equity and Income Fund we are still reasonably excited by what we own, and reasonably excited is about all one can hope for from two 50-ish portfolio managers.

                    TOTAL RETURNS
                AS OF MARCH 31, 2001
----------------------------------------------------------
  3 Months*                                 4.14%
----------------------------------------------------------
  6 Months*                                 8.96%
----------------------------------------------------------
  1 Year                                   19.54%(6)
----------------------------------------------------------
  *Not annualized.

               AVERAGE ANNUAL TOTAL RETURNS
                   AS OF MARCH 31, 2001
----------------------------------------------------------
  3 Year                                   11.68%
----------------------------------------------------------
  5 Year                                   16.58%
----------------------------------------------------------
  Since inception                          16.26%
----------------------------------------------------------

TIPS

No, we are not referring to the next hot stock idea. The most significant new position to enter the Equity and Income Fund portfolio in the quarter was our first ever commitment to Treasury Inflation Protection Securities, often referred to as "TIPS". While other nations have issued inflation-indexed securities for many years, the US Treasury's initial foray into this market occurred in 1997. TIPS carry coupons that are lower than traditional Treasury notes of comparable maturity, but these coupons represent real returns because the principal value of the notes is adjusted daily based on the rate of inflation (CPI) which was experienced over the preceding half year. Since the principal grows with inflation, the cash interest we receive from these notes is above and beyond the inflation rate in the US economy and is a "real" return on the Fund's money.

HIGHLIGHTS

- The Fund returned 4.1% in the quarter ended March 31, which compares to a loss of 5.0% for the Lipper Balanced Fund Index.

- For the past six months, the Fund returned 9.0% versus -6.3% for the Lipper Index. We are happy that the Fund has performed well versus its peers, but even more pleased at the positive rate of return.

- A significant new position to the Fund's portfolio is Treasury Inflation Protected Securities, or TIPS. TIPS carry coupons that are lower than traditional Treasury notes, but represent real returns because the principal value of the notes is adjusted daily based on the rate of inflation.

Why buy TIPS rather than traditional Treasury notes? One should favor TIPS if your expectation for CPI inflation is higher than that which is implied in the TIPS price. Subtracting the cash yield on TIPS from the yield on Treasury notes of similar maturity gives a reading on the market's expectation for consumer prices. When we began to purchase TIPS for the Fund, Treasury notes and TIPS were priced on the assumption that inflation would average 1.7% for the next seven years, a meaningful decline from the 3.4% increase in the CPI in 2000. If inflation were to average more than 1.7% per year over the remaining life of the issue, then the return to the TIPS would exceed that of a similar maturity Treasury note.

In considering the investment in TIPS for the Fund, we are not making a macroeconomic "call." We do not have an inflation forecast that guides us. Instead, we are merely trying to obtain something for free, a tactic which often helps us in our equity investing. In this case, we have obtained without cost the possibility that inflation merely continues on its historic path. The most negative environment for TIPS was the one which prevailed when the Fed was tightening monetary policy thereby pushing

22  THE OAKMARK EQUITY AND INCOME FUND

--------------------------------------------------------------------------------


----------------------------------------------------------
                TOP FIVE INDUSTRIES
               AS OF MARCH 31, 2001
----------------------------------------------------------
INDUSTRIES         U.S. Government Notes        28.1%
AND % OF           Medical Products              5.6%
TOTAL NET          Retail                        5.3%
ASSETS             Computer Software             5.2%
                   Information Services          5.0%
----------------------------------------------------------

yields up and inflation expectations down. We do not expect those conditions to return soon.

In closing, we would like to welcome our new shareholders. You should know that the culture of Harris Associates demands that we managers eat our own cooking and that we make ourselves available to our shareholders who have entrusted us with their hard-earned money. We both have substantial proportions of our net worth invested in this

----------------------------------------------------------
             TOP FIVE EQUITY HOLDINGS(25)
                  AS OF MARCH 31, 2001
----------------------------------------------------------
COMPANY         The PMI Group, Inc.           3.0%
AND % OF        UST Inc.                      3.0%
TOTAL NET       J.C.Penney Company, Inc.      3.0%
ASSETS          The Reynolds and Reynolds
                 Company, Class A             2.9%
                GATX Corporation              2.9%
----------------------------------------------------------

fund and have additional assets committed to other funds in the Oakmark family. And, we welcome your e-mailed questions or comments at the addresses below.

/s/ CLYDE S. MCGREGOR
---------------------------
    CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com

/s/ EDWARD A. STUDZINSKI
------------------------------
    EDWARD A. STUDZINSKI, CFA

Portfolio Manager
estudzinski@oakmark.com

April 4, 2001

                                         THE OAKMARK EQUITY AND INCOME FUND  23

THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     Shares Held         Market Value
-------------------------------------------------------------------------------------------------------

EQUITY AND EQUIVALENTS--53.9%

FOOD & BEVERAGE--3.0%
    UST Inc.                                                             160,300     $      4,817,015

RETAIL--5.0%
    J.C. Penney Company, Inc.                                            300,000     $      4,797,000
    Office Depot, Inc. (a)                                               380,000            3,325,000
                                                                                     ----------------
                                                                                            8,122,000

HOUSEHOLD PRODUCTS--1.2%
    Energizer Holdings, Inc. (a)                                          80,000     $      2,000,000

OTHER CONSUMER GOODS & SERVICES--1.7%
    H&R Block, Inc.                                                       56,000     $      2,803,360

BANK & THRIFTS--0.6%
    Washington Mutual, Inc.                                               17,000     $        930,750

INSURANCE--3.0%
      The PMI Group, Inc.                                                 75,000     $      4,873,500

OTHER FINANCIAL--2.9%
    GATX Corporation                                                     110,000     $      4,670,600

MARKETING SERVICES--2.6%
    Harte-Hanks Incorporated                                             185,000     $      4,184,700

INFORMATION SERVICES--5.0%
    NOVA Corporation (a)                                                 245,000     $      4,517,800
    Ceridian Corporation (a)                                             155,000            2,867,500
    Equifax Inc.                                                          25,000              781,250
                                                                                     ----------------
                                                                                            8,166,550

COMPUTER SERVICES--1.5%
    Electronic Data Systems Corporation                                   30,000     $      1,675,800
    SunGard Data Systems Inc. (a)                                         15,000              738,450
                                                                                     ----------------
                                                                                            2,414,250

COMPUTER SOFTWARE--5.2%
    The Reynolds and Reynolds Company, Class A                           245,000     $      4,716,250
    Novell, Inc. (a)                                                     750,000            3,750,000
                                                                                     ----------------
                                                                                            8,466,250

24  THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
--------------------------------------------------------------------------------

                                                                     Shares Held         Market Value
-------------------------------------------------------------------------------------------------------

EQUITY AND EQUIVALENTS--53.9% (CONT.)

TELECOMMUNICATIONS--2.7%
    Telephone and Data Systems, Inc.                                      47,500     $      4,441,250

TV PROGRAMMING--0.5%
    AT&T Corp. - Liberty Media Group, Class A (a)                         60,000     $        840,000

PHARMACEUTICALS--2.5%
    Chiron Corporation (a)                                                92,500     $      4,058,438

MEDICAL PRODUCTS--5.6%
    Apogent Technologies Inc. (a)                                        200,000     $      4,048,000
    Edwards Lifesciences Corporation (a)                                 175,000            3,430,000
    Sybron Dental Specialties, Inc. (a)                                   76,666            1,609,986
                                                                                     ----------------
                                                                                            9,087,986

TRANSPORTATION SERVICES--0.4%
    Nordic American Tanker Shipping Limited                               32,500     $        646,750

AGRICULTURAL EQUIPMENT--1.3%
    Alamo Group Inc.                                                     141,900     $      2,029,170

INSTRUMENTS--2.3%
    Rockwell International Corporation                                   100,000     $      3,635,000

REAL ESTATE--2.8%
    Catellus Development Corporation (a)                                 265,728     $      4,185,216
    The St. Joe Company                                                   17,600              401,456
                                                                                     ----------------
                                                                                            4,586,672

DIVERSIFIED CONGLOMERATES--4.1%
    Viad Corp.                                                           175,000     $      4,170,250
    Textron, Inc.                                                         42,000            2,387,280
                                                                                     ----------------
                                                                                            6,557,530

    TOTAL EQUITY AND EQUIVALENTS (COST: $78,956,882)                                       87,331,771

                                         THE OAKMARK EQUITY AND INCOME FUND  25

THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
--------------------------------------------------------------------------------

                                                                     Par Value           Market Value
-------------------------------------------------------------------------------------------------------

FIXED INCOME--33.2%

PREFERRED STOCK--1.5%

BANK & THRIFTS--1.1%
    Pennfed Capital Trust, Preferred, 8.90%                               27,500     $        718,437
    BBC Capital Trust I, Preferred, 9.50%                                 30,000              705,000
    Fidelity Capital Trust I, Preferred, 8.375%                           43,500              424,125
                                                                                     ----------------
                                                                                            1,847,562

TELECOMMUNICATIONS--0.3%
    MediaOne Finance Trust III, Preferred, 9.04%                          20,000     $        518,000

REAL ESTATE--0.1%
    Host Marriott Corporation, Preferred Class B, 10.00%                   6,000     $        152,700

    TOTAL PREFERRED STOCK (COST: $2,400,072)                                                2,518,262

CORPORATE BONDS--1.1%

RETAIL--0.3%
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                                             650,000     $        513,500

BUILDING MATERIALS & CONSTRUCTION--0.4%
    Juno Lighting, Inc., 11.875% due 7/1/2009, Senior
      Subordinated Note                                                  750,000     $        690,000

UTILITIES--0.4%
    Midland Funding Corporation, 11.75% due 7/23/2005                    500,000     $        558,125

    TOTAL CORPORATE BONDS (COST: $1,777,076)                                                1,761,625

GOVERNMENT AND AGENCY SECURITIES--30.6%

U.S. GOVERNMENT NOTES--28.1%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                              $19,885,140     $     20,096,420
    United States Treasury Notes, 6.125% due 8/15/2007                 5,000,000            5,353,515
    United States Treasury Notes, 5.25% due 5/15/2004                  5,000,000            5,117,480
    United States Treasury Notes, 5.25% due 8/15/2003                  5,000,000            5,107,545
    United States Treasury Notes, 6.50% due 2/28/2002                  5,000,000            5,102,380
    United States Treasury Notes, 6.375% due 8/15/2002,
      Stripped Principal Payment                                       5,000,000            4,719,495
                                                                                     ----------------
                                                                                           45,496,835

26  THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
--------------------------------------------------------------------------------


                                                                     Par Value           Market Value
-------------------------------------------------------------------------------------------------------

FIXED INCOME--33.2% (CONT.)

U.S. GOVERNMENT AGENCIES--2.5%
    Federal Home Loan Bank, 6.75% due 5/1/2002                        $2,000,000     $      2,046,460
    Federal Home Loan Bank, 6.50% due 10/19/2001                       1,000,000            1,009,700
    Federal Home Loan Mortgage Corporation, 7.00%
      due 2/23/2016                                                    1,000,000              998,938
                                                                                     ----------------
                                                                                            4,055,098

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $48,953,951)                             49,551,933

    TOTAL FIXED INCOME (COST: $53,131,099)                                                 53,831,820

SHORT TERM INVESTMENTS--13.8%

COMMERCIAL PAPER--9.3%
    American Express Credit Corporation,
      4.98% - 5.15% due 4/2/2001 - 4/4/2001                           $6,000,000     $      6,000,000
    Ford Motor Credit Corp., 4.80% due
      4/3/2001                                                         2,000,000            2,000,000
    General Electric Capital Corporation, 5.35% due 4/2/2001           7,000,000            7,000,000
                                                                                     ----------------

    TOTAL COMMERCIAL PAPER (COST: $15,000,000)                                             15,000,000

REPURCHASE AGREEMENTS--4.5%
    State Street Repurchase Agreement, 5.18% due 4/2/2001             $7,328,000     $      7,328,000

    TOTAL REPURCHASE AGREEMENTS (COST: $7,328,000)                                          7,328,000

    TOTAL SHORT TERM INVESTMENTS (COST: $22,328,000)                                       22,328,000

    Total Investments (Cost $154,415,981)--100.9% (b)                                $    163,491,591
    Other Liabilities In Excess Of Other Assets--(0.9)%                                    (1,534,525)
                                                                                     ----------------

    TOTAL NET ASSETS--100%                                                           $    161,957,066
                                                                                     ================

(a) Non-income producing security.
(b) At March 31, 2001, net unrealized appreciation of $9,075,609, for federal income tax purposes, consisted of gross unrealized appreciation of $11,052,368 and gross unrealized depreciation of $1,976,759.

                                          THE OAKMARK EQUITY AND INCOME FUND  27

THE OAKMARK GLOBAL FUND

REPORT FROM MICHAEL J. WELSH AND GREGORY L. JACKSON, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL J. WELSH]  [PHOTO OF GREGORY L. JACKSON]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (3/31/01) AS COMPARED TO THE MSCI WORLD INDEX(17)

[CHART]

                              THE OAKMARK GLOBAL FUND       MSCI WORLD INDEX
       08/01/99                       $10,000                $10,000
       09/30/99                        $9,180                 $9,883
       12/31/99                        $9,981                $11,550
       03/31/00                       $10,061                $11,668
       06/30/00                       $10,381                $11,255
       09/30/00                       $10,922                $10,689
       12/31/00                       $11,562                $10,082
       03/31/01                       $11,480                 $8,739

3/31/01 NAV(2) $11.23

                                                          AVERAGE ANNUAL TOTAL RETURN(3)
                                                                 THROUGH 3/31/01
                                  TOTAL RETURN                 FROM FUND INCEPTION
                                 LAST 3 MONTHS*                       8/4/99
----------------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND              -0.71%                           8.62%(18)
MSCI World Index w/inc.             -12.85%                          -7.76%
Lipper Global Fund Index(19)        -12.34%                          -1.30%

*Not annualized.

FELLOW SHAREHOLDERS,

The Oakmark Global Fund declined 0.7% for the three-month period ending
March 31, 2001. While we are never satisfied when the Fund is even marginally down, this period the Fund's performance on a relative basis was very strong, as the MSCI World Index and the Lipper Global Fund Index both posted much more substantial losses of 12.9% and 12.3%, respectively.

From inception, the Oakmark Global Fund has achieved annualized returns of 8.6% compared to losses of 7.8% and 1.3% for the MSCI World Index and the Lipper Global Fund Index respectively.

Your Fund has weathered the extreme volatility in global equity markets well. We continue to believe that this volatility is good for long-term value investors as it results in greater gaps between business value and market value. In other words, the opportunity the market is currently providing would not be as abundant if share prices were more stable.

A SHORT HISTORY LESSON

Your fund was launched in August of 1999, timed almost to the day of the parabolic surge upward of the NASDAQ(6) market. Given our style of investing and 20-20 hindsight, the timing could have been better. It was a period of unparalleled optimism and confidence in the global marketplace. Pundits claimed that the new technology-led paradigm was to transform the global economy. Stock market investors believed high rates of growth were sustainable into perpetuity and earnings and cash flow were unimportant.

There was no stronger reflection of this optimism than the technology filled indices such as the U.S.

28  THE OAKMARK GLOBAL FUND

--------------------------------------------------------------------------------
                   TOTAL RETURNS(10)
                  AS OF MARCH 31, 2001
----------------------------------------------------------
  3 Months*                                -0.71%
----------------------------------------------------------
  6 Months*                                 5.11%
----------------------------------------------------------
  1 Year                                   14.11%(18)
----------------------------------------------------------
 *Not annualized

             AVERAGE ANNUAL TOTAL RETURNS(10)
                   AS OF MARCH 31, 2001
----------------------------------------------------------
  3 Year                                     N/A
----------------------------------------------------------
  5 Year                                     N/A
----------------------------------------------------------
  Since inception                           8.62%(18)
----------------------------------------------------------

NASDAQ, Europe's EASDAQ, and Korea's KOSDAQ. These "new economy" indices soared to spectacular gains. In Germany, the Neu Market created a new avenue for young companies to access capital. Companies with short histories, limited float, and even more limited profitability sported market valuations in excess of some of the most entrenched and profitable "old economy" companies. Even in Japan, where economic fundamentals remained difficult, this segment of the stock market showed substantial gains. The quintessential Japanese "tech" stock was Hikari Tsushin, a cellular service retailer with a few internet investments which surged to a US$68 billion market valuation at its peak (it's now worth less than 1% of that number).

No region of the world was immune from the mania. In Europe, given the relative lack of technology companies, investors clamored for any business that could be considered even a close substitute, such as telecommunications and media companies. Suddenly, former government owned telephone companies facing new competition were considered high growth technology companies. As with other investment fads, the lure of generating huge gains in a short period of time pushed capital into "new economy" stocks, and the receding tide of money left the share prices of many quality businesses at undeserved discounts to value.

HIGHLIGHTS

- Your Fund has weathered the extreme volatility in the global equity markets quite well. From inception Oakmark Global returned 8.6% compared to returns of -7.8% and -1.3% for the MSCI World Index and the Lipper Global Fund Index, respectively.

- For the 12 months ended March 31, 2001, the Fund returned 14.1% versus -25.1% for the MSCI World Index and -23.3% for the Lipper Global Index.

- A year ago, the collective amnesia regarding investment fundamentals started to fade, as share prices of legitimate businesses generating economic returns began to outperform those of over-hyped concepts.

As value investors, we viewed this moment as a tremendous opportunity to invest at bargain prices. Companies with long-term track records of profitable growth, able management, and competitive market positions were available at prices significantly below our view of intrinsic worth. Although troubling economic signs were on the horizon, valuations had completely detached from fundamentals, whether macro or microeconomic.

                                                     THE OAKMARK GLOBAL FUND  29

--------------------------------------------------------------------------------

About a year ago, for a variety of reasons, this all began to change. The collective amnesia toward investment fundamentals started to fade. The share prices of legitimate businesses began to outperform those of over-hyped concepts. This change in sentiment is best shown in the strong investment results of your Fund. For the twelve months ended March 31, 2001, the Oakmark Global Fund was up 14.1%, compared with large declines of 25.1% and 23.3% in the MSCI World Index and in the Lipper Global Fund Index respectively.

PHILOSOPHY AND DISCIPLINE

For a value philosophy to be successful it must be implemented with discipline. We search for companies that are priced at a substantial discount to their true business value and are run by managers who think and act as owners. We base our investment decisions on our own intensive, independent, fundamental research. The portfolio is focused and is constructed and monitored with strict buy and sell targets and investments are made with a long-term horizon. This disciplined execution of our value philosophy has successfully preserved capital and generated superior investment returns over many market cycles.

We will continue to manage the portfolio using the same value discipline described above. We remain excited about the values in the portfolio and believe that over the long-term it will continue to provide superior investment returns. We thank you for your support.


/s/ MICHAEL J. WELSH
-------------------------------
    MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

/s/ GREGORY L. JACKSON
-------------------------------
    GREGORY L. JACKSON

Portfolio Manager
gjackson@oakmark.com

April 5, 2001

----------------------------------------------------------
                   TOP FIVE INDUSTRIES
                   AS OF MARCH 31, 2001
----------------------------------------------------------
INDUSTRIES        Information Services         12.4%
AND % OF          Educational Services         11.8%
TOTAL NET         Computer Software            11.1%
ASSETS            Food & Beverage               8.7%
                  Other Consumer Goods
                   and Services                 6.1%
----------------------------------------------------------
                 TOP FIVE HOLDINGS(25)
                 AS OF MARCH 31, 2001
----------------------------------------------------------
COMPANY           ITT Educational
AND % OF           Services, Inc.               9.5%
TOTAL NET         Novell, Inc.                  6.7%
ASSETS            NOVA Corporation              6.2%
                  The Reynolds and Reynolds
                   Company, Class A             4.4%
                  Somerfield plc                4.2%
----------------------------------------------------------

30  THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------

GLOBAL DIVERSIFICATION--MARCH  31, 2001
--------------------------------------------------------------------------------

[CHART]


                     % OF FUND                                     % OF FUND
                     NET ASSETS                                    NET ASSETS
--------------------------------------------------------------------------------
UNITED STATES          50.5%                 PACIFIC RIM              12.9%
                                             Korea                     6.1%
EUROPE                 30.0%                 Japan                     3.4%
  Great Britain        12.6%                 New Zealand               2.2%
* France                4.2%                 Hong Kong                 1.2%
* Italy                 4.0%
* Netherlands           3.1%                 LATIN AMERICA             2.5%
* Finland               3.0%                 Panama                    2.2%
* Germany               1.7%                 Brazil                    0.3%
  Switzerland           1.4%


* Euro currency countries comprise 16.0% of the Fund.


                                                      THE OAKMARK GLOBAL FUND 31

THE OAKMARK GLOBAL FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED)
------------------------------------------------------------------------------

                                        Description                                     Shares Held        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8%

FOOD & BEVERAGE--8.7%
    Hite Brewery Co., Ltd.              Brewer                                               43,000         $ 1,421,488
      (Korea)
    Diageo plc                          Beverages, Wines, & Spirits
      (Great Britain)                      Manufacturer                                     130,000           1,303,372
    Lotte Chilsung Beverage             Soft Drinks, Juices, & Sport Drinks
      Company (Korea)                      Manufacturer                                       5,000             510,894
                                                                                                            -----------
                                                                                                              3,235,754

APPAREL--1.2%
    Fila Holding S.p.A                  Athletic Footwear & Apparel
      (Italy), (a)(b)                                                                        87,900         $   443,895

RETAIL--5.9%
    Somerfield plc                      Food Retailer
      (Great Britain)                                                                     1,198,000         $ 1,572,576
    House of Fraser Plc                 Department Store
      (Great Britain)                                                                       585,000             622,630
                                                                                                            -----------
                                                                                                              2,195,206
HOUSEHOLD PRODUCTS--3.1%
    Hunter Douglas N.V.                 Window Coverings
      (Netherlands)                        Manufacturer                                      44,800         $ 1,166,553

OTHER CONSUMER GOODS & SERVICES--6.1%
    H&R Block, Inc.                     Financial Services Provider
      (United States)                                                                        18,000             901,080
    Royal Doulton plc                   Tableware & Giftware
      (Great Britain), (a)                                                                1,110,000             850,608
    Cendant Corporation                 Diversified Consumer & Business
      (United States), (a)                 Services                                          35,000             510,650
                                                                                                            -----------
                                                                                                              2,262,338

BANK & THRIFTS--2.2%
    Banco Latinoamericano               Latin American Trade Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b)                                                                  26,300         $   809,777

OTHER FINANCIAL--1.7%
    GATX Corporation                    Transportation Financial Services
      (United States)                                                                        15,000         $   636,900

EDUCATIONAL SERVICES--11.8%
    ITT Educational Services,           Postsecondary Degree Programs
      Inc. (United States), (a)                                                             130,000         $ 3,523,000

32 THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
------------------------------------------------------------------------------

                                        Description                                     Shares Held        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8% (CONT.)

EDUCATIONAL SERVICES--11.8% (CONTINUED)
    Learning Tree ,                     Computer Related Education
      International, Inc.
      (United States), (a)                                                                   42,500         $   880,547
                                                                                                            -----------
                                                                                                              4,403,547

MARKETING SERVICES--0.0%
    Arbitron Inc.                       Media & Marketing Research
      (United States)                                                                           300         $     6,900

INFORMATION SERVICES--12.4%
    NOVA Corporation                    Transaction Processing Services
      (United States), (a)                                                                  125,000         $ 2,305,000
    Ceridian Corporation                Data Management Services
      (United States), (a)                                                                   75,000           1,387,500
    Equifax Inc. (United States)        Consumer Credit Information                          30,000             937,500
                                                                                                            -----------
                                                                                                              4,630,000

COMPUTER SERVICES--3.4%
    Meitec Corporation                  Software Engineering Services
      (Japan)                                                                                35,400         $ 1,255,019

COMPUTER SOFTWARE--11.1%
    Novell, Inc.                        Network & Internet Integration
      (United States), (a)                 Software                                         500,000         $ 2,500,000
    The Reynolds and
      Reynolds                          Information Management Systems
      Company, Class A
       (United States)                                                                       85,000           1,636,250
                                                                                                            -----------
                                                                                                              4,136,250

TELECOMMUNICATIONS--0.3%
    Telemig Celular                     Mobile Telecommunications
      Participacoes
      S.A. (Brazil), (a)                                                                 36,000,000         $   123,623

PRINTING--3.7%
    Valassis Communications,            Product Promotions Printer
      Inc. (United States), (a)                                                              47,000         $ 1,363,000

MEDICAL PRODUCTS--2.1%
    Edwards Lifesciences                Respiratory Products
      Corporation
      (United States), (a)                                                                   40,000         $   784,000

                                                    THE OAKMARK GLOBAL FUND 33

THE OAKMARK GLOBAL FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
------------------------------------------------------------------------------

                                                                                       Shares Held/
                                        Description                                       Par Value        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8% (CONT.)

AUTOMOBILES--2.8%
    Ducati Motor Holding                Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                                                   610,000         $ 1,038,354

MACHINERY & INDUSTRIAL PROCESSING--2.9%
    Metso Oyj (Finland)                 Paper & Pulp Machinery                              124,000         $ 1,101,736

BUILDING MATERIALS & CONSTRUCTION--2.2%
    Fletcher Building Limited           Buildings Material Manufacturer
      (New Zealand)                                                                         882,186         $   818,307

CHEMICALS--1.4%
    Givaudan                            Fragrance & Flavor Compound
      (Switzerland), (a)                   Manufacturer                                       2,100         $   530,068

PRODUCTION EQUIPMENT--1.7%
    Krones AG (Germany)                 Production Machinery
                                           Manufacturer                                      19,400         $   648,515

OTHER INDUSTRIAL GOODS & SERVICES--5.1%
    GFI Industries SA (France)          Industrial Fastener Manufacturer                     31,500         $   839,630
    Chargeurs SA (France)               Wool, Textile Production & Trading                    9,900             720,237
    Enodis plc (Great Britain)          Food Processing Equipment                           224,700             349,164
                                                                                                            -----------
                                                                                                              1,909,031

DIVERSIFIED CONGLOMERATES--5.0%
    Viad Corp. (United States)          Payment Services & Convention
                                           Organizer                                         45,000         $ 1,072,350
    First Pacific Company               Diversified Operations
      Limited (Hong Kong)                                                                 1,795,936             444,376
    Tae Young Corporation               Heavy Construction
      (Korea)                                                                                16,900             339,016
                                                                                                            -----------
                                                                                                              1,855,742

    TOTAL COMMON STOCKS (COST: $33,170,520)                                                                  35,354,515

FIXED INCOME--1.1%

CORPORATE BONDS--1.1%
RETAIL--1.1%
    Ugly Duckling Corporation,
      Subordinated Debenture, 11.00% due 4/15/2007                                      $   555,000         $   388,500

    TOTAL CORPORATE BONDS (COST: $400,338)                                                                      388,500

    TOTAL FIXED INCOME (COST: $400,338)                                                                         388,500

34 THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
------------------------------------------------------------------------------

                                        Description                                       Par Value        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.1%

REPURCHASE AGREEMENTS--4.1%
    State Street Repurchase Agreement, 5.18% due 4/2/2001                               $ 1,544,000         $ 1,544,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,544,000)                                                            1,544,000

    TOTAL SHORT TERM INVESTMENTS (COST: $1,544,000)                                                           1,544,000

    Total Investments (Cost $35,114,858)--100.0% (c)                                                        $37,287,015
    Foreign Currencies (Proceeds $3,038)--(0.0)%                                                            $     2,877
    Other Liabilities In Excess Of Other Assets--(0.0)% (d)                                                      (8,605)
                                                                                                            -----------
    TOTAL NET ASSETS--100%                                                                                  $37,281,287
                                                                                                            -----------
                                                                                                            -----------

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) At March 31, 2001, net unrealized appreciation of $2,171,995, for federal income tax purposes, consisted of gross unrealized appreciation of $5,040,121 and gross unrealized depreciation of $2,868,126.
(d) Includes transaction hedges.

                                                    THE OAKMARK GLOBAL FUND 35

THE OAKMARK INTERNATIONAL FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
------------------------------------------------------------------------------

[PHOTO OF DAVID G. HERRO]   [PHOTO OF MICHAEL J. WELSH]

------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (3/31/01) COMPARED TO THE MSCI WORLD EX U.S. INDEX(20)

[CHART]

                                      THE OAKMARK                MSCI WORLD EX
                                    INTERNATIONAL FUND            U.S. INDEX
     9/30/1992                          $10,000                   $10,000
    12/31/1992                          $10,043                    $9,628
     3/31/1993                          $11,890                   $10,766
     6/30/1993                          $12,300                   $11,834
     9/30/1993                          $13,387                   $12,562
    12/31/1993                          $15,424                   $12,729
     3/31/1994                          $15,257                   $13,133
     6/30/1994                          $14,350                   $13,748
     9/30/1994                          $15,278                   $13,830
    12/31/1994                          $14,026                   $13,664
     3/31/1995                          $13,563                   $13,924
     6/30/1995                          $14,749                   $14,060
     9/30/1995                          $15,507                   $14,631
    12/31/1995                          $15,193                   $15,222
     3/31/1996                          $17,021                   $15,681
     6/30/1996                          $18,383                   $15,937
     9/30/1996                          $18,347                   $15,950
    12/31/1996                          $19,450                   $16,268
     3/31/1997                          $20,963                   $16,016
     6/30/1997                          $22,700                   $18,094
     9/30/1997                          $23,283                   $18,027
    12/31/1997                          $20,097                   $16,637
     3/31/1998                          $22,994                   $19,083
     6/30/1998                          $20,253                   $19,233
     9/30/1998                          $16,322                   $16,404
    12/31/1998                          $18,688                   $19,759
     3/31/1999                          $21,258                   $20,070
     6/30/1999                          $25,728                   $20,650
     9/30/1999                          $23,896                   $21,535
    12/31/1999                          $26,065                   $25,277
     3/31/2000                          $26,012                   $25,416
     6/30/2000                          $27,856                   $24,530
     9/30/2000                          $27,306                   $22,663
    12/31/2000                          $29,324                   $21,897
     3/31/2001                          $26,763                   $18,825

                                                          AVERAGE ANNUAL TOTAL RETURN(3)
3/31/01 NAV(2) $14.11                                           THROUGH 03/31/01
                                      TOTAL RETURN             FROM FUND INCEPTION
                                     LAST 3 MONTHS*                  9/30/92
----------------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND           -8.73%                      12.27%
MSCI World ex U.S. Index w/inc.         -14.03%                       7.72%
MSCI EAFE Index w/inc.(21)              -13.73%                       7.57%
Lipper International Fund Index(22)     -13.05%                       9.25%

*Not annualized.

FELLOW SHAREHOLDERS,

Your Fund declined 8.7% for the quarter ending March 31, 2001 comparing favorably to the MSCI World ex U.S. Index, which was down 14.0% and the Lipper International Fund Index, which was down 13.1%. More importantly, since inception, your Fund has returned an annual average of 12.3%, again comparing very favorably to returns of 7.7% and 9.3% for the MSCI World ex U.S. Index and the Lipper International Fund Index, respectively.

Global equity markets across the globe had a rough time in the first quarter. Fears of economic slowdown in the U.S. and the popping of the global tech bubble have taken their toll on investor confidence. However, we remain enthusiastic about the Fund's prospects.

WHY WE ARE BULLISH

The Oakmark International Fund is a value international fund. After a few years of being considered old fashioned and out of date, the markets now appear to be rediscovering investing fundamentals. As you have read on these pages year after year, we believe that a company's worth is solely dependent on the cash flow that its assets generate and how the excess cash is deployed. This type of intuitive thinking was ignored at the end of the 90's as investors sought ways to connect technological innovations with share prices in the stock market. As this occurred, people forgot that the purpose of a business enterprise was to make money and judged an investment opportunity not by its profit potential but by the sexiness of its business and the ascent of its stock chart. Thankfully, this type of thinking has come to a crashing halt. Investors are now

36 THE OAKMARK INTERNATIONAL FUND

------------------------------------------------------------------------------

                  TOTAL RETURNS(10)
               AS OF MARCH 31, 2001
----------------------------------------------------
  3 Months*                                -8.73%
----------------------------------------------------
  6 Months*                                -1.99%
----------------------------------------------------
  1 Year                                    2.89%
----------------------------------------------------

  *Not annualized

          AVERAGE ANNUAL TOTAL RETURNS(10)
               AS OF MARCH 31, 2001
----------------------------------------------------
  3 Year                                    5.18%
----------------------------------------------------
  5 Year                                    9.47%
----------------------------------------------------
  Since inception                          12.27%
----------------------------------------------------

going back to basics, which will benefit the Fund as quality, growing, well-managed, undervalued businesses, the type we strive to own, continue to receive investor attention.

The second major factor that causes us to be so bullish is the rate of positive structural change in overseas markets, combined with low stock market prices for attractive businesses. "Structural change" includes but is not limited to policies that are advantageous to owners of capital. Whether it is tax and pension reform in Europe, shareholders rights' legislation in Brazil, a strong, clean corporate governance movement in South Korea or the break-up of cross-company shareholdings in Japan and Germany, the momentum towards better treatment of shareholders is moving in our favor. With the exception of Japan, most major countries are moving at a good pace to institute liberalized policies with anticipated favorable consequences for holders of stocks.

The combination of the return to fundamentals with the opportunities available in the overseas markets, lead us to believe this is an especially good time to be value investors in foreign stocks.

AND THEN THERE IS JAPAN....

For many years we have under-weighted Japan in the Fund. When this Fund first started in 1992, Japan accounted for over 40% of the MS EAFE index and most of our peers had close to 40% in Japan and we either had a low or zero weighting. Now Japan represents slightly above 20% of the index and we still have difficulty finding

                                  HIGHLIGHTS

- After a few years of being considered old fashioned, the markets now appear to be rediscovering investing fundamentals. Investors forgot that the purpose of a business enterprise was to make money and judged opportunity not by profit potential but by the sexiness of its business. Thankfully, this type of thinking has come to a crashing halt.

- Though fears of economic slowdown in the U.S. and the popping of the global tech bubble have taken their toll on investor confidence, we remain extremely enthusiastic about the Fund's prospects.

- Most major countries are moving at a good pace to institute liberalization policies that will have very favorable consequences for holders of stocks.

worthwhile companies in which to invest. Though, Japan now represents close to 7% of Fund assets, keep in mind that it is the second largest economy in the world. It is such a large market, we have two analysts, Rob Taylor and N. David Samra, spending a substantial amount of time analyzing Japanese prospects. Yet, we still can't find a lot of stocks to buy. The number one reason for this remains the same: it is STILL incredibly hard to find Japanese companies that are truly run for the benefit of their owners. Such things as maintaining face, refusing to lay off surplus labor, poor capital allocation, bad general expense management, and a general lack of interest in generating proper returns from their assets continue to plague Japanese companies. Because of this, the majority of companies over time destroy value rather than create it. We will pay NO PRICE for companies that behave in this way. We will keep watching closely for signs of change, but until legitimate movement occurs, it's probably a market which will remain underrepresented in the Fund.

                                             THE OAKMARK INTERNATIONAL FUND 37

------------------------------------------------------------------------------

----------------------------------------------------
               TOP FIVE INDUSTRIES
               AS OF MARCH 31, 2001
----------------------------------------------------
INDUSTRIES       Other Industrial Goods
AND % OF           and Services             11.7%
TOTAL NET        Food & Beverage            10.9%
ASSETS           Banks and Thrifts          10.0%
                 Publishing                  7.5%
                 Household Products          5.4%
----------------------------------------------------

----------------------------------------------------
               TOP FIVE HOLDINGS(25)
               AS OF MARCH 31, 2001
----------------------------------------------------
COMPANY          Somerfield plc              4.8%
AND % OF         Hunter Douglas N.V.         4.0%
TOTAL NET        Diageo plc                  4.0%
ASSETS           Metso Oyj                   4.0%
                 Enodis plc                  3.5%
----------------------------------------------------

LAST WORDS

Though, as of this writing, global equity markets are in a bit of turmoil, we are convinced that we have a lot to offer our fellow shareholders. As value investors with strong past performance, we are enthusiastic about our medium and long-term prospects. As markets go through these periods, it is important to do what we do: stay focused on the prospects and the valuation of our underlying investments. As time passes and the storm fades away, one will look back and realize that this was an advantageous time to be putting money to work in foreign markets.

/s/ David G. Herro, CFA

DAVID G. HERRO, CFA

Portfolio Manager
dherro@compuserve.com



/s/ Michael J. Welsh, CFA, CPA

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

April 5, 2001

38 THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND
------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFICATION--MARCH 31, 2001
------------------------------------------------------------------------------

[CHART]

                   % OF FUND
                   NET ASSETS
--------------------------------------
EUROPE               59.4%
Great Britain        21.1%
*France               7.8%
*Netherlands          7.3%
*Finland              6.8%
Sweden                6.0%
*Italy                3.0%
Switzerland           2.6%
*Ireland              2.6%
*Greece               0.9%
*Germany              0.8%
*Austria              0.5%

PACIFIC RIM          21.8%
Japan                 6.6%
Korea                 5.2%
Australia             3.9%
Singapore             3.1%
Hong Kong             3.0%

LATIN AMERICA        13.7%
Mexico                5.2%
Brazil                3.6%
Panama                2.7%
Argentina             2.2%

OTHER                 1.3%
Canada                1.3%

* Euro currency countries compromise 29.7% of the Fund.

                                             THE OAKMARK INTERNATIONAL FUND 39

THE OAKMARK INTERNATIONAL FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED)
------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2%
FOOD & BEVERAGE--10.9%
    Diageo plc (Great Britain)   Beverages, Wines, & Spirits
                                   Manufacturer                        3,104,000         $ 31,120,521
    Fomento Economico            Soft Drink & Beer Manufacturer
      Mexicano, S.A. de C.V.
      (Mexico), (b)                                                      647,400           22,989,174
    Quilmes Industrial S.A.      Brewer
      (Argentina), (b)                                                 1,871,200           17,458,296
    Lotte Chilsung Beverage      Soft Drinks, Juices, & Sport Drinks
      Company (Korea), (d)         Manufacturer                           93,000            9,502,630
    Lotte Confectionery Co.,     Confection Manufacturer
      Ltd. (Korea)                                                        37,270            3,640,195
                                                                                         ------------
                                                                                           84,710,816

APPAREL--3.8%
    Giordano International       Pacific Rim Clothing Retailer &
      Limited (Hong Kong)          Manufacturer                       32,888,000         $ 16,127,666
    Fila Holding S.p.A.          Athletic Footwear & Apparel
      (Italy), (a)(b)(d)                                               2,636,800           13,315,840
                                                                                         ------------
                                                                                           29,443,506

RETAIL--4.8%
    Somerfield plc               Food Retailer
      (Great Britain), (d)                                            28,617,000         $ 37,564,605

HOUSEHOLD PRODUCTS--5.4%
    Hunter Douglas N.V.          Window Coverings Manufacturer
      (Netherlands)                                                    1,206,984         $ 31,428,806
    Reckitt Benckiser plc        Household Cleaners &
      (Great Britain)              Air Fresheners                        601,200            7,712,593
    Kimberly-Clark de Mexico,
      S.A. de C.V., Class A      Hygiene Products Manufacturer
      (Mexico), (a)                                                    1,182,000            3,345,988
                                                                                         ------------
                                                                                           42,487,387

OTHER CONSUMER GOODS & SERVICES--0.7%
    Shimano Inc. (Japan)         Bicycle Components Manufacturer         345,000         $  5,279,995

BANK & THRIFTS--10.0%
    Banco Latinoamericano        Latin American Trade Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b)                                              688,100         $ 21,186,599
    Uniao de Bancos Brasileiros  Commercial Banking
      S.A. (Brazil), (c)                                                 796,000           16,238,400
    BNP Paribas SA (France)      Commercial Banking                      153,000           12,826,820

40 THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)

BANKS & THRIFTS--10.0% (CONTINUED)
    Banca Popolare di Verona     Commercial Banking
      (Italy)                                                            965,700         $  9,854,506
    Svenska Handelsbanken        Commercial Banking
      AB (Sweden)                                                        362,700            5,189,666
    Kookmin Bank (Korea)         Commercial Banking                      430,000            4,393,689
    United Overseas Bank         Commercial Banking
      Limited, Foreign
      Shares (Singapore)                                                 583,968            4,109,944
    Bank of Ireland (Ireland)    Commercial Banking                      453,000            3,745,939
    National Australia Bank      Commercial Banking
      Limited (Australia)                                                 65,000              907,842
                                                                                         ------------
                                                                                           78,453,405

OTHER FINANCIAL--2.9%
    Daiwa Securities             Stock Broker
      Group Inc. (Japan)                                               2,424,000         $ 22,922,944

HOTELS & MOTELS--2.5%
    Mandarin Oriental            Hotel Management
      International Limited
      (Singapore)                                                     33,134,400         $ 19,880,640

HUMAN RESOURCES--0.7%
    Michael Page                 Recruitment Consultancy
      International plc            Services
      (Great Britain), (a)                                             2,000,000         $  5,108,760

COMPUTER SERVICES--3.0%
    Meitec Corporation           Software Engineering Services
      (Japan)                                                            667,200         $ 23,653,919

TELECOMMUNICATIONS--3.1%
    Telemig Celular              Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                2,293,200,000         $  7,874,782
    Panafon Hellenic             Mobile Telecommunications
      Telecom S.A.
      (Greece)                                                         1,231,000            6,627,415
    SK Telecom Co., Ltd.         Mobile Telecommunications
      (Korea)                                                             45,370            6,237,949
    Brasil Telecom               Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  469,200,000            3,763,116
                                                                                         ------------
                                                                                           24,503,262

                                             THE OAKMARK INTERNATIONAL FUND 41

THE OAKMARK INTERNATIONAL FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)

BROADCASTING & CABLE TV--1.2%
    Grupo Televisa S.A.          Television Production &
      (Mexico), (a)(c)             Broadcasting                          283,500         $  9,471,735

PUBLISHING--7.5%
    John Fairfax Holdings        Newspaper Publisher
      Limited (Australia)                                              9,874,500         $ 17,263,516
    Independent News &           Newspaper Publisher
      Media PLC (Ireland)                                              7,234,400           16,228,462
    Wolters Kluwer NV            Reference Material Publisher
      (Netherlands)                                                      634,000           15,889,724
    N.V. Holdingmaatschappij     Newspaper Publisher
      De Telegraaf
      (Netherlands)                                                      595,100            9,318,470
                                                                                         ------------
                                                                                           58,700,172

MEDICAL PRODUCTS--2.5%
    Gambro AB, Class A           Manufacturer of Dialysis
      (Sweden)                     Procucts                            3,066,000         $ 19,349,906

AUTOMOTIVE--4.2%
    Compagnie Generale des       Tire Manufacturer
      Establissements Michelin
      (France)                                                           632,000         $ 20,509,751
    Autoliv, Inc (Sweden)        Automotive Safety
                                   Systems Manufacturer                  611,700            9,341,856
    Dongah Tire Industry         Innertube Manufacturer
      Company
      (Korea), (d)                                                       166,290            2,998,467
                                                                                         ------------
                                                                                           32,850,074

AEROSPACE--2.7%
    Rolls-Royce plc              Aviation & Marine Power
      (Great Britain)                                                  6,814,702         $ 21,106,397

AIRPORT MAINTENANCE--1.1%
    Grupo Aeroportuario del      Airport Operator
      Sureste S.A. de C.V.
      (Mexico), (a) (b)                                                  242,000         $  4,685,120
    Flughafen Wien AG            Airport Management & Operations
      (Austria)                                                          125,522            4,184,983
                                                                                         ------------
                                                                                            8,870,103

AIRLINES--0.3%
    SAirGroup                    Airline Operator
      (Switzerland)                                                       19,000         $  1,943,524

42 THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)

MACHINERY & INDUSTRIAL PROCESSING--4.0%
    Metso Oyj                    Paper & Pulp Machinery
      (Finland)                                                        3,480,600         $ 30,925,031

BUILDING MATERIALS & CONSTRUCTION--1.8%
    Kumkang Korea                Building Materials
      Chemical Co., Ltd.
      (Korea)                                                            377,840         $ 13,909,962

COMPONENTS--3.2%
    IMI plc (Great Britain)      Components Manufacturer               5,140,000         $ 18,344,847
    Morgan Crucible              Crucible & Components
      Company plc                  Manufacturer
      (Great Britain)                                                  1,556,000            6,237,938
                                                                                         ------------
                                                                                           24,582,785

CHEMICALS--4.0%
    Givaudan                     Fragrance & Flavor Compound
      (Switzerland), (a)           Manufacturer                           74,100         $ 18,703,818
    Nufarm Limited               Agricultural & Industrial
      (Australia), (d)             Chemical Producer                  10,381,415           12,674,408
                                                                                         ------------
                                                                                           31,378,226

OIL & NATURAL GAS--0.3%
    ISIS (France)                Oil Services                             23,427         $  2,128,882

OTHER INDUSTRIAL GOODS & SERVICES--11.7%
    Enodis plc                   Food Processing Equipment
      (Great Britain), (d)                                            17,494,500         $ 27,184,956
    Chargeurs SA                 Wool, Textile Production &
      (France), (d)                Trading                               350,067           25,467,795
    Kone Corporation,            Elevators
      Class B (Finland)                                                  348,310           21,908,197
    Tomkins plc                  Diversified Engineering
      (Great Britain)                                                  3,428,341            7,176,109
    Buderus AG (Germany)         Industrial Manufacturing                327,820            6,459,786
    FKI plc (Great Britain)      Industrial Manufacturing              1,236,315            3,254,513
                                                                                         ------------
                                                                                           91,451,356

STEEL--1.6%
    SSAB Svenskt Stal AB,        Steel Producer
      Series A (Sweden)                                                1,575,920         $ 12,754,953

                                             THE OAKMARK INTERNATIONAL FUND 43

THE OAKMARK INTERNATIONAL FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
------------------------------------------------------------------------------

                                                                    Shares Held/
                                 Description                           Par Value         Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)

DIVERSIFIED CONGLOMERATES--2.3%
    Canadian Pacific Limited     Diversified Operations
      (Canada)                                                           286,700         $ 10,425,620
    First Pacific Company        Diversified Operations
      Limited (Hong Kong)                                             31,087,934            7,692,221
                                                                                         ------------
                                                                                           18,117,841

    TOTAL COMMON STOCKS (COST: $829,750,970)                                              751,550,186

SHORT TERM INVESTMENTS--3.8%

COMMERCIAL PAPER--2.0%
    American Express Credit Corporation, 4.98% due 4/3/2001          $ 5,000,000         $  5,000,000
    General Electric Capital Corporation, 5.35% due 4/2/2001          10,000,000           10,000,000
                                                                                         ------------

    TOTAL COMMERCIAL PAPER (COST: $15,000,000)                                             15,000,000

REPURCHASE AGREEMENTS--1.8%
    State Street Repurchase Agreement, 5.18% due 4/2/2001            $14,158,000         $ 14,158,000

    TOTAL REPURCHASE AGREEMENTS (COST: $14,158,000)                                        14,158,000

    TOTAL SHORT TERM INVESTMENTS (COST: $29,158,000)                                       29,158,000

    Total Investments (Cost $858,908,970)--100.0% (e)                                    $780,708,186
    Foreign Currencies (Proceeds $277,993)--0.0%                                         $    277,679
    Other Assets In Excess Of Other Liabilities--0.0% (f)                                       4,500
                                                                                         ------------

    TOTAL NET ASSETS--100%                                                               $780,990,365
                                                                                         ------------
                                                                                         ------------

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At March 31, 2001, net unrealized depreciation of $78,201,097, for federal income tax purposes, consisted of gross unrealized appreciation of $80,478,825 and gross unrealized depreciation of $158,679,922.
(f) Includes transaction hedges.

44 THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

[PHOTO OF DAVID G. HERRO]             [PHOTO OF MICHAEL J. WELSH]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK  INTERNATIONAL  SMALL CAP
FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/01) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX(20)

[CHART]

                       THE OAKMARK         MSCI WORLD EX
                      INTERNATIONAL          U.S. INDEX
                        SMALL CAP
                          FUND
10/31/95                 $10,000              $10,000
12/31/95                  $9,630              $10,684
03/31/96                 $10,970              $11,006
06/30/96                 $11,570              $11,186
09/30/96                 $11,590              $11,195
12/31/96                 $12,038              $11,418
03/31/97                 $12,080              $11,241
06/30/97                 $13,181              $12,699
09/30/97                 $12,672              $12,652
12/31/97                  $9,642              $11,677
03/31/98                 $11,429              $13,394
06/30/98                  $9,892              $13,499
09/30/98                  $8,211              $11,513
12/31/98                 $10,529              $13,868
03/31/99                 $13,118              $14,086
06/30/99                 $15,317              $14,493
09/30/99                 $15,439              $15,114
12/31/99                 $16,190              $17,741
03/31/00                 $15,387              $17,839
06/30/00                 $15,529              $17,217
09/30/00                 $14,908              $15,906
12/31/00                 $14,756              $14,765
03/31/01                 $15,232              $13,213





3/31/01 NAV(2) $10.89                                AVERAGE ANNUAL TOTAL RETURN(3)
                                                              THROUGH 3/31/01
                                 TOTAL RETURN             FROM FUND INCEPTION
                                 LAST 3 MONTHS*                   11/1/95
----------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL
   CAP FUND                             3.22%                  8.07%
MSCI World ex U.S. Index w/inc.       -14.03%                  5.28%
Lipper International Small Cap Fund
   Average(23)                        -13.74%                 11.66%
Micropal Equity International Small
   Cap Index(24)                      -13.92%                 10.75%

*Not annualized.

FELLOW SHAREHOLDERS,
The Oakmark International Small Cap Fund had an excellent quarter ending March 31, 2001. Your fund returned 3.2% compared to a decline in the Lipper International Small Cap Average of 13.7% and a decline in the MSCI World ex U.S. Index of 14.0%. Since inception, Oakmark International Small Cap has returned 8.1% annually compared to 11.7% and 5.3% average annual returns for the Lipper and Morgan Stanley indices, respectively. We are especially proud of our recent performance given the fact that very few global equity investment vehicles achieved positive results during this period. Given the opportunities we see in the international small cap sector, we remain optimistic about the Fund's prospects.

WHERE HAVE ALL THE BILLBOARDS GONE?

I usually commute to work via a brisk 20-minute walk to our offices in Chicago's business district known as "The Loop". I remember last summer passing one billboard after another advertising a different dot.com service. Whether it was jobs, travel, personal shopping, or toys, most of these billboards pitched a web site of some dot.com company. Knowing these prime billboards rent for a king's ransom, I often wondered how such fledgling businesses could afford such expensive advertising. I wondered how long it would be before dot.coms gave way to more traditional and economically sound advertisers. Well, my wait is over. Gone are the dot.coms and back are the ads selling television shows and beer.

Of course, this story has deeper meaning than the changing landscape of LaSalle Street in Chicago. Those dot.com companies financed


                              THE OAKMARK INTERNATIONAL SMALL CAP FUND  45

-----------------------------------------------------------------------------
their advertising by selling shares, not by earning profits. During the height of the tech craze days, these companies wildly peddled their goods in national and local papers, billboards and even on the Super Bowl. Advertising and media companies were the huge beneficiaries of the way these companies burned through the money they continually raised in the stock market.

Outside the US technology companies are generally more scarce and of lower quality, so in some ways the overseas bubble was even more pronounced. Any company with a technology connection, no matter how tenuous, was awarded a rich valuation. While technology shares were besieged with speculator interest, small, well-run, undervalued foreign stocks were shunned. The valuations of these businesses were flattened as assets shifted out of stable, high quality but "boring" companies.


---------------------------------------------------------------------
                         TOTAL RETURNS(10)
                       AS OF MARCH 31, 2001

---------------------------------------------------------------------
  3 Months*                                 3.22%
---------------------------------------------------------------------
  6 Months*                                 2.18%
---------------------------------------------------------------------
  1 Year                                   -1.01%
---------------------------------------------------------------------
  *Not annualized

                 AVERAGE ANNUAL TOTAL RETURNS(10)
                      AS OF MARCH 31, 2001

---------------------------------------------------------------------
  3 Year                                   10.04%
---------------------------------------------------------------------
  5 Year                                    6.78%
---------------------------------------------------------------------
  Since inception                           8.07%
---------------------------------------------------------------------


Thankfully, and very beneficially for holders of foreign small companies, this trend is over. We continue to see the return of investor interest in quality foreign small cap companies. As mentioned in a previous quarterly letter about private equity, M & A activity continues to heat up as bottom fishers are trying to make their mark before prices rise too quickly. This quarter, the Fund had one of its larger positions, Anglian Group in the UK, taken over by a private equity group at a hefty premium to the market price. We have since sold the position for a large profit (kudos to analyst Dan O'Keefe!). All of this spells opportunity as international small caps, and value investing, return to favor.

-------------------------------------------------------------------------------

HIGHLIGHTS

- Your Fund returned 3.2% for the quarter versus the Lipper International Small Cap Average's return of -13.7%, and a return of -14.0% for the MSCI World ex U.S. Index.

- Outside the U.S., in general, technology companies are more scarce and of lower quality, so in some ways the overseas bubble was even worse--causing even higher valuations on any company with a technology connection, no matter how tenuous.

- Merger and acquisition activity continues to heat up as bottom fishers are trying to make their mark before prices rise too quickly.

-------------------------------------------------------------------------------

THE LAND OF INVESTMENT OPPORTUNITY

It has been a few years since the Asian economic crisis ended. In its wake, there has been one, real star reformer: South Korea. Currently, The Oakmark International Small Cap Fund has close to 8% of its assets there because not only are there plenty of undervalued companies that are soundly managed, but strong change is transforming South Korea into a far more investor friendly place. While we have previously written about this transformation, we felt compelled to highlight it again because of the abundant opportunity.

South Korea is one of the top ten economies of the world. Its work force is highly educated and productive and its fiscal finances are in order. Before the crisis, crony capitalism and "Japanese style" industrial planning were the order of the day. Today, South Korea is starting to transform itself into a transparent, open economy. As an example, when there is a relapse, the likes of Jang Ha Sung spring into action. Professor Jang is South Korea's leading shareholder rights activist with a devoted following, who has not been shy about hectoring (and enraging) backsliding managements when things are not right. He is an important watchdog for minority shareholders that believe Korea cannot progress until the old-style "chaebol" way of doing business is discredited. We view his


46  THE OAKMARK INTERNATIONAL SMALL CAP FUND

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                              TOP FIVE INDUSTRIES
                              AS OF MARCH 31, 2001
-------------------------------------------------------------------------------


INDUSTRIES AND % OF TOTAL NET ASSETS   Retail                        11.9%
                                       Food & Beverage                9.3%
                                       Diversified Conglomerates      7.8%
                                       Airport Maintenance            6.1%
                                       Building Materials and
                                        Construction                  5.3%

presence and the fact that he has been somewhat successful as an extremely positive sign.

-------------------------------------------------------------------------------

It will continue to be a battle, and there are still some warts. The government, whose reform effort has generally been outstanding, has had occasional lapses. It recently agreed to invest some pension money in the market in hopes of stopping plunging equity prices and at times has propped up businesses that should have been allowed go under. Hyundai Engineering is the latest, though at least the equity holders, including the founding family, will be wiped out in a debt-for-equity swap. New incidents of management misbehavior continue to appear, but they are no longer greeted with a mere shrug of a shoulder as in the past.

-------------------------------------------------------------------------------
                              TOP FIVE HOLDINGS(25)
                              AS OF MARCH 31, 2001
-------------------------------------------------------------------------------


COMPANY AND % OF TOTAL NET ASSETS    Jarvis Hotels plc        4.2%
                                     Ducati Motor Holding
                                     S.p.A.                   3.7%
                                     Hite Brewery Co., Ltd.   3.7%
                                     GFI Industries SA        3.6%
                                     Royal Doulton plc        3.4%

-------------------------------------------------------------------------------

Prior to the reforms, the lack of transparency in corporate Korea and the influence of overly-powerful family shareholders polluted the investment environment. Today, because of people like President Kim Dae Jung and Professor Jang, the investment environment has vastly improved. Combine this with current compelling equity valuations and we can see great medium and long-term investment potential. If only Japan would follow suit!

A PLEASANT FUTURE

With opportunities in places like South Korea and the state of depressed stock prices of foreign small cap companies, we remain hopeful about future prospects. Though global markets are still experiencing turbulence, the many attractions of international small cap investing give us confidence in the Fund's future prospects.

/s/ David G. Herro

DAVID G. HERRO, CFA

Portfolio Manager
dherro@compuserve.com

/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

April 5, 2001


                                   THE OAKMARK INTERNATIONAL SMALL CAP FUND  47

THE OAKMARK INTERNATIONAL SMALL CAP FUND
-------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFICATION--MARCH 31, 2001
-------------------------------------------------------------------------------

[CHART]



                       % OF FUND
                       NET ASSETS
                       ----------
EUROPE                  43.5%
Great Britain           15.1%
*France                  8.0%
*Italy                   5.5%
*Austria                 3.1%
*Finland                 2.7%
*Ireland                 2.1%
*Netherlands             1.8%
*Belguim                 1.6%
Sweden                   1.2%
*Germany                 1.0%
Switzerland              0.9%
Denmark                  0.5%

PACIFIC RIM             42.9%
Japan                    9.4%
Hong Kong                9.2%
Korea                    7.9%
New Zealand              5.1%
Singapore                5.0%
Australia                2.7%
Thailand                 2.1%
Philippines              1.5%

LATIN AMERICA            5.3%
Mexico                   4.6%
Brazil                   0.7%

OTHER                    3.1%
Bermuda                  3.1%

* Euro currency countries comprise 25.8% of the Fund.


48  THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

                                 Description                         Shares Held      Market Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8%

FOOD & BEVERAGE--9.3%

    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                            106,600     $3,523,967
    Grupo Continental, S.A.      Soft Drink Manufacturer
      (Mexico)                                                         1,469,000      2,010,292
    Mikuni Coca-Cola             Soft Drink Manufacturer
      Bottling Co., Ltd.
      (Japan)                                                            192,000      1,934,990
    Alaska Milk Corporation      Milk Producer
      (Philippines)                                                   44,894,000      1,468,517
                                                                                     ----------
                                                                                      8,937,766

APPAREL--2.1%

    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                     11,000,000     $2,030,756

RETAIL--11.9%

    House of Fraser Plc          Department Store
      (Great Britain)                                                  2,272,000     $2,418,146
    Carpetright plc              Carpet Retailer
      (Great Britain)                                                    189,000      1,666,924
    Dickson Concepts             Jewlery Wholesaler & Retailer
      (International)
      Limited (Hong Kong)                                              4,233,500      1,465,433
    Denny's Japan Co., Ltd.      Restaurant Chain
      (Japan)                                                             88,000      1,311,026
    York-Benimaru Co., Ltd.      Supermarket Chain
      (Japan)                                                             53,100      1,264,890
    MFI Furniture Group          Household Furniture Retailer
      plc (Great Britain)                                                658,000        905,755
    Harvey Nichols plc           High Fashion Clothing Retailer
      (Great Britain)                                                    356,400        885,093
    Jusco Stores                 Department Stores
      (Hong Kong) Co.,
      Limited (Hong Kong)                                              6,996,000        843,102
    Dairy Farm International     Supermarket Chain
      Holdings Limited
      (Singapore)                                                      1,637,100        769,437
                                                                                     ----------
                                                                                     11,529,806


                                   THE OAKMARK INTERNATIONAL SMALL CAP FUND  49

THE OAKMARK INTERNATIONAL SMALL CAP FUND
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
------------------------------------------------------------------------------


                                 Description                         Shares Held    Market Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8% (CONT.)

OFFICE EQUIPMENT--2.5%

    Neopost SA (France), (a)     Mailroom Equipment Supplier             105,600   $2,415,305

OTHER CONSUMER GOODS & SERVICES--4.9%

    Royal Doulton plc            Tableware & Giftware
      (Great Britain), (a)(c)                                          4,287,000   $3,285,188
    Il Shin Spinning             Fabric & Yarn Manufacturer
      Company (Korea)                                                     54,200    1,415,064
                                                                                    ---------
                                                                                    4,700,252

INSURANCE--2.0%

    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                           87,700   $1,962,287

OTHER FINANCIAL--4.3%

    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                       614,000   $2,455,608
    JCG Holdings Ltd.            Consumer Finance
      (Hong Kong)                                                      3,321,000    1,703,066
                                                                                    ---------
                                                                                    4,158,674

HOTELS & MOTELS--4.2%

    Jarvis Hotels plc            Hotel Operator
      (Great Britain)                                                  2,684,000   $4,018,352

HUMAN RESOURCES--3.4%

    United Services Group        Temporary Staffing Services
      NV (Netherlands)                                                    98,300   $1,790,023
    Creyf's NV (Belgium)         Temporary Staffing Services              68,000    1,525,400
                                                                                    ---------
                                                                                    3,315,423

MARKETING SERVICES--2.2%

    Asatsu-DK Inc. (Japan)       Advertising Services Provider            97,500   $2,159,417

TELECOMMUNICATIONS--0.7%

    Telemig Celular              Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  190,000,000   $ 652,454

BROADCASTING & CABLE TV--0.0%

    ABS-CBN Broadcasting         Television & Broadcasting Operator
      Corporation
      (Philippines)                                                        5,000   $  4,392


50  THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
-------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS--94.8% (CONT.)

PUBLISHING--4.3%

    Matichon Public              Newspaper Publisher
      Company Limited,
      Foreign Shares
      (Thailand), (c)                                                  2,039,500   $2,016,167
    VLT AB, Class B (Sweden)     Newspaper Publisher                     153,450    1,205,008
    Edipresse S.A. (Switzerland) Newspaper & Magazine Publisher            2,760      887,526
                                                                                    ---------
                                                                                    4,108,701

PRINTING--1.6%

    Hung Hing Printing
      Group Limited
      (Hong Kong)                Printing Company                      4,198,000   $1,587,695

AUTOMOTIVE--0.6%

    Dongah Tire Industry
      Company (Korea)            Innertube Manufacturer                   34,400  $   620,285

AUTOMOBILES--3.7%

    Ducati Motor Holding
      S.p.A. (Italy), (a)        Motorcycle Manufacturer               2,094,000   $3,564,448

TRANSPORTATION SERVICES--4.1%

    DelGro Corporation           Bus, Taxi, & Car Leasing
      Limited (Singapore)                                                680,000   $2,204,489
    Mainfreight Limited          Logistics Services
      (New Zealand), (c)                                               3,993,551    1,755,553
                                                                                    ---------
                                                                                    3,960,042

AIRPORT MAINTENANCE--6.1%

    Flughafen Wien AG            Airport Management & Operations
      (Austria)                                                           89,300   $2,977,319
    Grupo Aeroportuario          Airport Operator
      del Sureste S.A. de C.V.
      (Mexico), (a)(b)                                                   124,900    2,418,064
    Kobenhavns Lufthavne         Airport Management & Operations
      A/S (Copnehagen
      Airports A/S) (Denmark)                                              5,700      483,697
                                                                                    ---------
                                                                                    5,879,080


                                    THE OAKMARK INTERNATIONAL SMALL CAP FUND  51

THE OAKMARK INTERNATIONAL SMALL CAP FUND
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
-------------------------------------------------------------------------------


                                 Description                         Shares Held     Market Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8% (CONT.)

INSTRUMENTS--1.8%

    Rotork plc                   Industrial Controls &
      (Great Britain)              Instruments Supplier                  182,000    $  848,437
    Halma plc                    Detection Systems Producer
      (Great Britain)                                                    335,000      613,264
    Vaisala Oyj, Class A         Atmospheric Observation Equipment
      (Finland)                                                           11,200      270,948
                                                                                    ---------
                                                                                    1,732,649

MACHINERY & INDUSTRIAL PROCESSING--1.3%

    ASM Pacific Technology       Semiconductor Machinery
      Limited (Hong Kong)                                                755,000   $1,268,005

BUILDING MATERIALS & CONSTRUCTION--5.3%

    Fletcher Building Limited    Buildings Material Manufacturer
      (New Zealand)                                                    3,392,000    3,146,385
    Grafton Group plc            Building Materials Distributor
      (Ireland)                                                           72,300    2,003,473
                                                                                    ---------
                                                                                    5,149,858

CHEMICALS--2.4%

    Kemira Oyj (Finland)         Chemicals                               413,400   $2,309,292

PRODUCTION EQUIPMENT--4.7%

    NSC Groupe                   Textile Equipment Manufacturer
      (France)                                                            19,843   $1,790,974
    Interpump Group Spa          Pump and Piston Manufacturer
      (Italy)                                                            483,000    1,780,311
    Krones AG                    Production Machinery Manufacturer
      (Germany)                                                           29,300      979,458
                                                                                    ---------
                                                                                    4,550,743

OTHER INDUSTRIAL GOODS & SERVICES--3.6%

    GFI Industries SA            Industrial Fastener Manufacturer
      (France)                                                           131,000   $3,491,794


52  THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2001 (UNAUDITED) CONT.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares Held/
                                 Description                           Par Value      Market Value
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--94.8% (CONT.)

DIVERSIFIED CONGLOMERATES--7.8%

Pacific Dunlop Limited           Diversified Manufacture
(Australia)                                                            4,176,626       2,569,966
    Tae Young Corporation        Heavy Construction
      (Korea)                                                            106,600       2,138,407
    Haw Par Corporation Ltd.     Healthcare & Leisure Products
      (Singapore)                                                        903,000       1,831,521
    Jardine Strategic Holdings   Diversified Operations
      Limited (Bermuda)                                                  340,700         991,437
                                                                                      ----------
                                                                                       7,531,331

    TOTAL COMMON STOCKS (COST: $99,502,118)                                           91,638,807

SHORT TERM INVESTMENTS--6.2%

COMMERCIAL PAPER--3.1%

    General Electric Capital Corporation, 5.35% due 4/2/2001          $3,000,000     $ 3,000,000

    TOTAL COMMERCIAL PAPER (COST: $3,000,000)                                          3,000,000

REPURCHASE AGREEMENTS--3.1%
    State Street Repurchase Agreement, 5.18% due 4/2/2001             $2,999,000     $ 2,999,000

    TOTAL REPURCHASE AGREEMENTS (COST: $2,999,000)                                     2,999,000

    TOTAL SHORT TERM INVESTMENTS (COST: $5,999,000)                                    5,999,000

    Total Investments (Cost $105,501,118)--101.0% (d)                                $97,637,807
    Foreign Currencies (Proceeds $17,788)--0.0%                                           17,756
    Other Liabilities In Excess Of Other Assets--(1.0)% (e)                             (972,595)
                                                                                     -----------
    TOTAL NET ASSETS--100%                                                           $96,682,968
                                                                                     ===========

(a) Non-income producing security.
(b) Represents an American Depository Receipt
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At March 31, 2001, net unrealized depreciation of $7,863,342, for federal income tax purposes, consisted of gross unrealized appreciation of $8,992,152 and gross unrealized depreciation of $16,855,494.
(e) Includes transaction hedges.


                                   THE OAKMARK INTERNATIONAL SMALL CAP FUND  53

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF ASSETS AND LIABILITIES--MARCH 31, 2001
--------------------------------------------------------------------------------


                                                                 THE OAKMARK            THE OAKMARK                  THE OAKMARK
                                                                     FUND                  SELECT                     SMALL CAP
                                                                                            FUND                         FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                       $ 2,536,452,993         $ 3,027,294,878             $   231,096,184
                                                          (cost: 2,149,564,896)   (cost: 2,393,335,725)         (cost: 243,000,237)
   Cash                                                                    329                     733                          91
   Foreign currency, at value                                                0                       0                           0
   Receivable for:
     Securities sold                                                         0              49,357,331                           0
     Fund shares sold                                                3,183,526              17,344,066                     706,758
     Dividends and interest                                          3,906,294               2,439,216                      66,738
                                                               ---------------         ---------------             ---------------
   Total receivables                                                 7,089,820              69,140,613                     773,496
   Other Assets                                                        158,764                  30,237                      19,628
                                                               ---------------         ---------------             ---------------
   Total assets                                                $ 2,543,701,906         $ 3,096,466,461             $   231,889,399
                                                               ---------------         ---------------             ---------------

-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased                                                    0               5,188,000                     311,897
     Fund shares redeemed                                           13,436,832                 864,294                     196,170
     Other                                                           1,196,822               1,054,779                     241,584
                                                               ---------------         ---------------             ---------------
   Total liabilities                                                14,633,654               7,107,073                     749,651
                                                               ---------------         ---------------             ---------------

   Net assets applicable to fund shares outstanding            $ 2,529,068,252         $ 3,089,359,388             $   231,139,748
                                                               ===============         ===============             ===============

   Fund shares outstanding                                          78,535,599             128,826,996                  16,052,790
                                                               ===============         ===============             ===============

-----------------------------------------------------------------------------------------------------------------------------------

PRICE OF SHARES
   Net Asset Value Per Share--Class I                          $         32.20         $         23.98             $         14.40
   Net Asset Value Per Share--Class II                                                 $         23.93

-----------------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS
   Paid in capital                                             $ 2,444,680,064         $ 2,514,658,315               $ 233,881,901
   Accumulated undistributed net realized gain (loss)
     on sale of investments, forward contracts and
     foreign currency exchange transactions                       (311,896,235)            (63,495,258)                  9,161,900
   Net unrealized appreciation (depreciation) of investments       386,888,097             633,959,153                 (11,904,053)
   Net unrealized appreciation (depreciation) of foreign
     currency portfolio hedges                                               0                       0                           0
   Net unrealized appreciation (depreciation)--other                         0                       0                           0
   Accumulated undistributed net investment
     income (loss)                                                   9,396,326               4,237,178                           0
                                                               ---------------         ---------------             ---------------

   Net assets applicable to Fund shares outstanding            $ 2,529,068,252         $ 3,089,359,388             $   231,139,748
                                                               ===============         ===============             ===============

-----------------------------------------------------------------------------------------------------------------------------------

PRICE OF SHARES
   Net asset value per share: Class I                          $         32.20         $         23.98             $         14.40
     Class I--Net assets                                       $ 2,529,068,252         $ 3,071,077,878             $   231,139,748
     Class I--Shares outstanding                                    78,535,599             128,063,078                  16,052,790
   Net asset value per share: Class II                                                 $         23.93
     Class II--Net assets                                                              $    18,281,510
     Class II Shares outstanding                                                               763,918

54  THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------

                                                                                         THE OAKMARK                 THE OAKMARK
                                                                                          EQUITY AND                   GLOBAL
                                                                                         INCOME FUND                    FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

   Investments, at value                                                               $   163,491,591             $    37,287,015
                                                                                    (cost: 154,415,981)          (cost: 35,114,858)
   Cash                                                                                            527                       6,744
   Foreign currency, at value                                                                        0                       2,877
   Receivable for:
     Securities sold                                                                           146,857                     509,505
     Fund shares sold                                                                        1,499,969                     134,773
     Dividends and interest                                                                    630,088                     165,111
                                                                                       ---------------             ---------------
   Total receivables                                                                         2,276,914                     809,389
   Other Assets                                                                                  1,246                      10,731
                                                                                       ---------------             ---------------
   Total assets                                                                        $   165,770,278             $    38,116,756
                                                                                       ---------------             ---------------

----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased                                                                    3,580,205                     713,712
     Fund shares redeemed                                                                       97,577                       9,935
     Other                                                                                     135,430                     111,822
                                                                                       ---------------             ---------------
   Total liabilities                                                                         3,813,212                     835,469
                                                                                       ---------------             ---------------
   Net assets applicable to fund shares outstanding                                    $   161,957,066             $    37,281,287
                                                                                       ===============             ===============
   Fund shares outstanding                                                                   9,746,837                   3,319,320
                                                                                       ===============             ===============

----------------------------------------------------------------------------------------------------------------------------------

PRICE OF SHARES
   Net Asset Value Per Share--Class I                                                  $          16.62            $         11.23
   Net Asset Value Per Share--Class II                                                 $          16.59

----------------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS
   Paid in capital                                                                       $ 149,481,144                $ 34,557,334
   Accumulated undistributed net realized gain (loss)
     on sale of investments, forward contracts and
     foreign currency exchange transactions                                                  2,120,439                     553,573
   Net unrealized appreciation (depreciation) of investments                                 9,075,609                   2,171,995
   Net unrealized appreciation (depreciation) of foreign
     currency portfolio hedges                                                                       0                           0
   Net unrealized appreciation (depreciation)--other                                                 0                      (1,615)
   Accumulated undistributed net investment
     income (loss)                                                                           1,279,874                           0
                                                                                       ---------------             ---------------
   Net assets applicable to Fund shares outstanding                                    $   161,957,066             $    37,281,287
                                                                                       ===============             ===============

----------------------------------------------------------------------------------------------------------------------------------

PRICE OF SHARES
   Net asset value per share: Class I                                                  $         16.62             $         11.23
     Class I--Net assets                                                               $   161,067,857                $ 37,281,287
     Class I--Shares outstanding                                                             9,693,246                   3,319,320
   Net asset value per share: Class II                                                 $         16.59
     Class II--Net assets                                                              $       889,209
     Class II Shares outstanding                                                                53,591



                                                                                        THE OAKMARK                 THE OAKMARK
                                                                                       INTERNATIONAL               INTERNATIONAL
                                                                                           FUND                   SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

   Investments, at value                                                              $   780,708,187               $  97,637,807
                                                                                   (cost: 858,908,970)         (cost: 105,501,118)
   Cash                                                                                            10                          66
   Foreign currency, at value                                                                 277,679                      17,756
   Receivable for:
     Securities sold                                                                        5,335,677                     239,631
     Fund shares sold                                                                       2,569,134                     536,042
     Dividends and interest                                                                 5,578,036                     515,459
                                                                                      ---------------             ---------------
   Total receivables                                                                       13,482,847                   1,291,132
   Other Assets                                                                                73,168                       4,148
                                                                                      ---------------             ---------------
   Total assets                                                                       $   794,541,891             $    98,950,909
                                                                                      ---------------             ---------------

----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased                                                                  11,625,907                   2,006,810
     Fund shares redeemed                                                                     581,051                      24,586
     Other                                                                                  1,344,568                     236,545
                                                                                      ---------------             ---------------
   Total liabilities                                                                       13,551,526                   2,267,941
                                                                                      ---------------             ---------------
   Net assets applicable to fund shares outstanding                                     $ 780,990,365             $    96,682,968
                                                                                      ===============             ===============
   Fund shares outstanding                                                                 55,362,092                   8,880,841
                                                                                      ===============             ===============

----------------------------------------------------------------------------------------------------------------------------------

PRICE OF SHARES
   Net Asset Value Per Share--Class I                                                 $         14.11             $         10.89
   Net Asset Value Per Share--Class II                                                $         14.09             $         10.88

----------------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS
   Paid in capital                                                                    $   849,740,013             $   102,934,939
   Accumulated undistributed net realized gain (loss)
     on sale of investments, forward contracts and
     foreign currency exchange transactions                                                 6,413,814                   1,057,339
   Net unrealized appreciation (depreciation) of investments                              (78,201,097)                 (7,863,342)
   Net unrealized appreciation (depreciation) of foreign
     currency portfolio hedges                                                                      0                           0
   Net unrealized appreciation (depreciation)--other                                         (134,487)                    (16,820)
   Accumulated undistributed net investment
     income (loss)                                                                          3,172,122                     570,852
                                                                                      ---------------             ---------------
   Net assets applicable to Fund shares outstanding                                   $   780,990,365             $    96,682,968
                                                                                      ===============             ===============

----------------------------------------------------------------------------------------------------------------------------------

PRICE OF SHARES
   Net asset value per share: Class I                                                 $         14.11             $         10.89
     Class I--Net assets                                                              $   780,800,105             $    96,652,444
     Class I--Shares outstanding                                                           55,348,590                   8,878,035
   Net asset value per share: Class II                                                $         14.09             $         10.88
     Class II--Net assets                                                             $       190,261             $        30,524
     Class II Shares outstanding                                                               13,503                       2,806


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS 55

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF OPERATIONS--MARCH 31, 2001
--------------------------------------------------------------------------------


                                                                        THE OAKMARK          THE OAKMARK           THE OAKMARK
                                                                           FUND                SELECT               SMALL CAP
                                                                                                FUND                  FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                           $  16,798,660        $  10,973,290         $    763,911
   Interest Income                                                         5,817,029            5,981,985              410,080
   Other Income                                                              405,714                  250                    0
   Foreign taxes withheld                                                          0                    0                    0
                                                                       -------------        -------------        -------------
     Total investment income                                              23,021,403           16,955,525            1,173,991

----------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fee                                                11,101,319           10,314,809            1,128,445
   Transfer and dividend disbursing agent fees                               942,655              556,789              138,369
   Other shareholder servicing fees                                          368,380              763,187               51,170
   Service Fee--Class II                                                           0               12,017                    0
   Reports to shareholders                                                   359,500              260,202               50,100
   Custody and accounting fees                                               134,392              138,144               33,704
   Registration and blue sky expenses                                         61,470              259,840               14,957
   Trustee fees                                                               92,063               63,886               29,805
   Legal fees                                                                 18,228               17,681                6,569
   Audit fees                                                                 12,210               10,177               10,176
   Other                                                                     115,000              116,204               16,940
                                                                       -------------        -------------        -------------
     Total expenses                                                       13,205,217           12,512,936            1,480,235
     Expense reimbursement                                                                                                   0
     Expense offset arrangements                                              (7,114)              (7,609)              (1,072)
                                                                       -------------        -------------        -------------
   Net expenses                                                           13,198,103           12,505,327            1,479,163

----------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (loss):                                              9,823,300            4,450,198             (305,172)

----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments                                47,001,766          (62,842,619)           9,261,621
   Net realized gain (loss) on foreign currency transactions                       0                    0                    0
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                               355,524,610          446,744,173          (15,410,934)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                                   0                    0                    0
  Net change in appreciation (depreciation)--other                                 0                    0                    0

----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments
  and foreign currency transactions:                                     402,526,376          383,901,554           (6,149,313)
                                                                       -------------        -------------        -------------

----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting
  from operations                                                      $ 412,349,676        $ 388,351,752        $  (6,454,485)
                                                                       =============        =============        =============



56 THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------

                                                                 THE OAKMARK       THE OAKMARK       THE OAKMARK       THE OAKMARK
                                                                 EQUITY AND          GLOBAL         INTERNATIONAL     INTERNATIONAL
                                                                 INCOME FUND          FUND               FUND        SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                      $   645,087        $  314,880     $  10,647,143      $ 1,314,597
   Interest Income                                                  1,141,069            69,145           980,406          110,895
   Other Income                                                         1,544                 0                 0                0
   Foreign taxes withheld                                              22,297           (37,810)       (1,323,139)        (205,364)
                                                                 ------------      ------------      ------------     ------------
     Total investment income                                        1,809,997           346,215        10,304,410        1,220,128

-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fee                                            288,377           148,597         4,001,164          554,521
   Transfer and dividend disbursing agent fees                         34,133            23,306           273,918           58,841
   Other shareholder servicing fees                                    16,811             2,506           205,502           18,453
   Service Fee--Class II                                                  751                 0               169               18
   Reports to shareholders                                             10,010             9,100           160,405           18,200
   Custody and accounting fees                                         35,674            32,146           436,543           91,970
   Registration and blue sky expenses                                  32,720            30,411            29,695           15,191
   Trustee fees                                                        23,505            22,665            43,407           24,479
   Legal fees                                                           5,144             4,904            10,073            5,154
   Audit fees                                                          10,177            12,271            13,253           12,210
   Other                                                                9,572             4,193            44,344            9,840
                                                                 ------------      ------------      ------------     ------------
     Total expenses                                                   466,874           290,099         5,218,473          808,877
     Expense reimbursement                                            (34,960)          (20,200)
     Expense offset arrangements                                          (43)             (238)           (1,791)            (689)
                                                                 ------------      ------------      ------------     ------------
   Net expenses                                                       431,871           269,661         5,216,682          808,188

-----------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (loss):                                       1,378,126            76,554         5,087,728          411,940

-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments                          2,086,298           674,807         7,912,605        1,268,875
   Net realized gain (loss) on foreign currency transactions             (518)           85,631         2,746,119          671,822
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                          2,168,174          (161,412)      (33,800,440)        (552,884)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                            0           (76,462)       (2,048,003)        (289,441)
   Net change in appreciation (depreciation)--other                         0              (100)           45,753            8,866

-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments
  and foreign currency transactions:                                4,253,954           522,464       (25,143,966)       1,107,238
                                                                 ------------      ------------      ------------     ------------

-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting
  from operations                                                $  5,632,080      $    599,018      $(20,056,238)    $  1,519,178
                                                                 ============      ============      ============     ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS 57

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 2001
-------------------------------------------------------------------------------

                                                                                         THE OAKMARK FUND
                                                                      ----------------------------------------------------
                                                                             PERIOD ENDED                   YEAR ENDED
                                                                             MARCH 31, 2001             SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:

   Net investment income                                                   $        9,823,300           $       39,618,068
   Net realized gain (loss) on sale of investments                                 47,001,766                 (358,898,002)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                           355,524,610                 (135,635,885)
                                                                           ------------------           ------------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          412,349,676                 (454,915,819)

--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                          (28,565,025)                 (32,700,105)
   Net realized short-term gain                                                             0                 (100,782,239)
   Net realized long-term gain                                                              0                 (487,248,675)
                                                                           ------------------           ------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                            (28,565,025)                (620,731,019)

--------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                      496,942,654                  290,642,873
   Reinvestment of dividends and capital gain distributions                        27,793,631                  603,462,527
   Payments for shares redeemed, net of fees                                     (418,181,491)              (2,552,562,124)
                                                                           ------------------           ------------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                           106,554,794               (1,658,456,724)
                                                                           ------------------           ------------------

--------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                           490,339,445               (2,734,103,562)
   NET ASSETS:
   Beginning of period                                                          2,038,728,807                4,772,832,369
                                                                           ------------------           ------------------
   End of period                                                           $    2,529,068,252           $    2,038,728,807
                                                                           ==================           ==================
   Undistributed net investment income                                     $        9,396,326           $       38,561,304
                                                                           ==================           ==================
(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                   $           0.3872           $           0.2632
   Net realized short-term gain                                                             0                       0.8111
   Net realized long-term gain                                                              0                       3.9217
                                                                           ------------------           ------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     $           0.3872           $           4.9960
                                                                           ==================           ==================


58 THE OAKMARK FAMILY OF FUNDS

 ................................................................................

                                                                       THE OAKMARK
                                                                       SELECT FUND
-----------------------------------------------------------------------------------------------------------------
                                                               PERIOD ENDED         YEAR ENDED
                                                              MARCH 31, 2001    SEPTEMBER 30, 2000
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                      $    4,450,198      $   12,054,873
   Net realized gain (loss) on sale of investments               (62,842,619)        161,052,611
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                          446,744,173         159,978,754
                                                              --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS         388,351,752         333,086,238
 .................................................................................................................

DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income -- Class I                               (7,393,194)        (14,709,648)
   Net investment income -- Class II                                 (21,607)                  0
   Net realized short-term gain                                  (23,966,532)         (8,341,169)
   Net realized long-term gain                                   (93,493,183)       (268,872,301)
                                                              --------------      --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (124,874,516)       (291,923,118)
 .................................................................................................................

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold -- Class I                        1,085,904,181         628,490,960
   Proceeds from shares sold -- Class II                          11,850,186           7,021,801
   Reinvestment of dividends and capital gain distributions      121,465,765         287,179,516
   Payments for shares redeemed, net of fees -- Class I         (170,421,864)       (823,014,435)
   Payments for shares redeemed, net of fees -- Class II          (1,652,590)         (1,013,300)
                                                              --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                        1,047,145,678          98,664,542
                                                              --------------      --------------
 .................................................................................................................

TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,310,622,914         139,827,662
   NET ASSETS:
   Beginning of period                                         1,778,736,474       1,638,908,812
                                                              --------------      --------------
   End of period                                              $3,089,359,388      $1,778,736,474
                                                              ==============      ==============
   Undistributed net investment income                        $    4,237,178      $    8,584,306
                                                              ==============      ==============

(1) DISTRIBUTIONS PER SHARE -- CLASS I:
    Net investment income                                     $       0.0861      $       0.1972
    Net realized short-term gain                                      0.2779              0.1118
    Net realized long-term gain                                       1.0832              3.6040
                                                              --------------      --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       $       1.4472      $       3.9130
                                                              ==============      ==============

    DISTRIBUTIONS PER SHARE -- CLASS II:
    Net investment income                                     $       0.0593
    Net realized short-term gain                                      0.2667
    Net realized long-term gain                                       1.0732
                                                              --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       $       1.3992
                                                              ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  59

THE OAKMARK FAMILY OF FUNDS

   STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 2001 CONT.
   .............................................................................

                                                                            THE OAKMARK
                                                                           SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------
                                                              PERIOD ENDED                  YEAR ENDED
                                                             MARCH 31, 2001             SEPTEMBER 30, 2000
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                              $   (305,172)                $  (1,173,696)
   Net realized gain (loss) on sale of investments              9,261,621                    25,233,378
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                       (15,410,934)                  (12,748,906)
                                                             ------------                 -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       (6,454,485)                   11,310,776
 .................................................................................................................

DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                0                             0
   Net realized short-term gain                                         0                             0
   Net realized long-term gain                                 (8,165,107)                            0
                                                             ------------                 -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (8,165,107)                            0
 .................................................................................................................

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                   45,640,929                    51,615,294
   Reinvestment of dividends and capital gain distributions     8,045,937                             0
   Payments for shares redeemed, net of fees                  (56,631,138)                 (251,361,737)
                                                             ------------                 -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                        (2,944,272)                 (199,746,443)
                                                             ------------                 -------------
 .................................................................................................................

TOTAL INCREASE (DECREASE) IN NET ASSETS                       (17,563,864)                 (188,435,667)
   NET ASSETS:
   Beginning of period                                        248,703,612                   437,139,279
                                                             ------------                 -------------
   End of period                                             $231,139,748                 $ 248,703,612
                                                             ============                 =============
   Undistributed net investment income                       $          0                 $           0
                                                             ============                 =============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                    $          0                 $           0
    Net realized short-term gain                                        0                             0
    Net realized long-term gain                                    0.5102                             0
                                                             ------------                 -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       $     0.5102                 $           0
                                                             ============                 =============

60   THE OAKMARK FAMILY OF FUNDS

 ................................................................................

                                                                            THE OAKMARK
                                                                       EQUITY AND INCOME FUND
----------------------------------------------------------------------------------------------------------
                                                               PERIOD ENDED                YEAR ENDED
                                                              MARCH 31, 2001           SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                       $  1,378,126               $  1,666,618
   Net realized gain (loss) on sale of investments                2,086,298                  4,310,645
   Net realized gain (loss) on foreign currency transactions           (518)                      (645)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                           2,168,174                  3,084,969
   Net change in unrealized appreciation
     (depreciation)--other                                                0                        159
                                                               ------------               ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          5,632,080                  9,061,746
 ..............................................................................................................

DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income -- Class I                                (897,529)                (1,718,499)
   Net investment income -- Class II                                 (7,433)                         0
   Net realized short-term gain                                           0                          0
   Net realized long-term gain                                   (3,733,470)                (5,192,802)
                                                               ------------               ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (4,638,432)                (6,911,301)
 ..............................................................................................................

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold -- Class I                         137,311,176                 11,520,117
   Proceeds from shares sold -- Class II                            407,339                    418,255
   Reinvestment of dividends and capital gain distributions       4,457,698                  6,650,712
   Payments for shares redeemed, net of fees -- Class I         (36,133,030)               (26,121,233)
   Payments for shares redeemed, net of fees -- Class II            (15,602)                       (50)
                                                               ------------               ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                         106,027,581                 (7,532,199)
                                                               ------------               -------------
 ..............................................................................................................

TOTAL INCREASE (DECREASE) IN NET ASSETS                         107,021,229                 (5,381,754)
   NET ASSETS:
   Beginning of period                                           54,935,837                 60,317,591
                                                               ------------               ------------
   End of period                                               $161,957,066               $ 54,935,837
                                                               ============               ============
   Undistributed net investment income                         $  1,279,874               $  1,007,663
                                                               ============               ============

(1) DISTRIBUTIONS PER SHARE -- CLASS I:
    Net investment income                                      $     0.2427               $     0.4509
    Net realized short-term gain                                          0                          0
    Net realized long-term gain                                      1.0013                     1.3625
                                                               ------------               ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        $     1.2440               $     1.8134
                                                               ============               ============

    DISTRIBUTIONS PER SHARE -- CLASS II:
    Net investment income                                      $     0.2368
    Net realized short-term gain                                          0
    Net realized long-term gain                                      0.9967
                                                               ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        $     1.2335
                                                               ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 61

THE OAKMARK FAMILY OF FUNDS

    STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 2001 CONT.
    ............................................................................

                                                                       THE OAKMARK
                                                                       GLOBAL FUND
--------------------------------------------------------------------------------------------------------------
                                                                PERIOD ENDED               YEAR ENDED
                                                               MARCH 31, 2001          SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $    76,554               $    146,742
   Net realized gain (loss) on sale of investments                  674,807                     96,088
   Net realized gain (loss) on foreign currency transactions         85,631                    132,840
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                            (161,412)                 4,122,450
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                            (76,462)                    81,181
   Net change in unrealized appreciation
     (depreciation)--other                                             (100)                    (1,568)
                                                                -----------               ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            599,018                  4,577,733
 ...............................................................................................................

DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                           (435,138)                   (29,834)
   Net realized short-term gain                                     (92,927)                         0
   Net realized long-term gain                                      (37,007)                         0
                                                                -----------               ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (565,072)                   (29,834)
 ...............................................................................................................

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                     15,749,046                 12,896,002
   Reinvestment of dividends and capital gain distributions         560,498                     28,883
   Payments for shares redeemed, net of fees                     (6,289,442)               (14,198,899)
                                                                -----------               ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                          10,020,102                 (1,274,014)
                                                                -----------               ------------
 ...............................................................................................................

TOTAL INCREASE (DECREASE) IN NET ASSETS                          10,054,048                  3,273,885
   NET ASSETS:
   Beginning of period                                           27,227,239                 23,953,354
                                                               ------------               ------------
   End of period                                               $ 37,281,287               $ 27,227,239
                                                               ============               ============
   Undistributed net investment income                         $          0               $    280,910
                                                               ============               ============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                      $     0.1742               $     0.0098
    Net realized short-term gain                                     0.0372                          0
    Net realized long-term gain                                      0.0145                          0
                                                               ------------               ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        $     0.2259               $     0.0098
                                                               ============               ============

62   THE OAKMARK FAMILY OF FUNDS

 ................................................................................

                                                                             THE OAKMARK
                                                                          INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------
                                                                  PERIOD ENDED         YEAR ENDED
                                                                 MARCH 31, 2001    SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                          $   5,087,728       $  14,664,615
   Net realized gain (loss) on sale of investments                    7,912,605          60,562,992
   Net realized gain (loss) on foreign currency transactions          2,746,119          10,609,055
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             (33,800,440)         13,902,115
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                             (2,048,003)          2,556,178
   Net change in unrealized appreciation
     (depreciation)--other                                               45,753            (111,145)
                                                                  -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            (20,056,238)        102,183,810
 ......................................................................................................

DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income -- Class I                                 (24,851,611)        (27,231,383)
   Net investment income -- Class II                                     (3,245)             (1,053)
   Net realized short-term gain                                     (16,422,539)                  0
   Net realized long-term gain                                       (8,281,127)                  0
                                                                  -------------       -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (49,558,522)        (27,232,436)
 ......................................................................................................

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold -- Class I                             125,885,443         172,133,473
   Proceeds from shares sold -- Class II                                121,312             143,284
   Reinvestment of dividends and capital gain distributions          47,893,259          26,258,587
   Payments for shares redeemed, net of fees -- Class I            (105,790,680)       (302,066,042)
   Payments for shares redeemed, net of fees -- Class II                (18,175)            (48,697)
                                                                  -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              68,091,159        (103,579,395)
                                                                  -------------       -------------
 ......................................................................................................

TOTAL INCREASE (DECREASE) IN NET ASSETS                              (1,523,601)        (28,628,021)
   NET ASSETS:
   Beginning of period                                              782,513,966         811,141,987
                                                                  -------------       -------------
   End of period                                                  $ 780,990,365       $ 782,513,966
                                                                  =============       =============
   Undistributed net investment income                            $   3,172,122       $  24,309,333
                                                                  =============       =============

(1) DISTRIBUTIONS PER SHARE -- CLASS I:
    Net investment income                                         $      0.5074       $      0.4861
    Net realized short-term gain                                         0.3353                   0
    Net realized long-term gain                                          0.1690                   0
                                                                  -------------       -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $      1.0117       $      0.4861
                                                                  =============       =============

    DISTRIBUTIONS PER SHARE -- CLASS II:
    Net investment income                                         $      0.4869
    Net realized short-term gain                                         0.3217
    Net realized long-term gain                                          0.1621
                                                                  -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $      0.9707
                                                                  =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  63

THE OAKMARK FAMILY OF FUNDS

   STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 2001 CONT.
   .............................................................................

                                                                      THE OAKMARK INTERNATIONAL
                                                                           SMALL CAP FUND
----------------------------------------------------------------------------------------------------
                                                                PERIOD ENDED         YEAR ENDED
                                                               MARCH 31, 2001    SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $    411,940        $  2,268,614
   Net realized gain (loss) on sale of investments                 1,268,875           4,863,798
   Net realized gain (loss) on foreign currency transactions         671,822             991,046
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             (552,884)        (13,182,275)
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                            (289,441)            281,817
   Net change in unrealized appreciation
     (depreciation)--other                                             8,866             (28,709)
                                                                ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           1,519,178          (4,805,709)
 ....................................................................................................

DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                          (2,566,081)         (1,252,257)
   Net realized short-term gain                                            0          (3,278,736)
   Net realized long-term gain                                    (3,663,066)         (3,226,904)
                                                                ------------        ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            (6,229,147)         (7,757,897)
 ....................................................................................................

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold -- Class I                           20,628,332          39,669,014
   Proceeds from shares sold -- Class II                              29,972
   Reinvestment of dividends and capital gain distributions        6,071,794           7,637,609
   Payments for shares redeemed, net of fees                     (15,682,944)        (99,763,438)
                                                                ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                           11,047,154         (52,456,815)
                                                                ------------        ------------
 ....................................................................................................

TOTAL INCREASE (DECREASE) IN NET ASSETS                            6,337,185         (65,020,421)
   NET ASSETS:
   Beginning of period                                            90,345,783         155,366,203
                                                                ------------        ------------
   End of period                                                $ 96,682,968        $ 90,345,782
                                                                ============        ============
   Undistributed net investment income                          $    570,852        $  2,967,277
                                                                ============        ============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                        $     0.3402        $     0.1135
   Net realized short-term gain                                            0              0.2972
   Net realized long-term gain                                        0.4853              0.2923
                                                                ------------        ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          $     0.8255        $     0.7030
                                                                ============        ============

64   THE OAKMARK FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. At this time, expenses directly attributable to each class are transfer agent fees, service fees and other shareholder servicing fees.

SECURITY VALUATION--

Investments are stated at market value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committees appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At March 31, 2001, only the Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation
(depreciation)-other includes the following components:

                                                                   INT'L
                                     GLOBAL     INTERNATIONAL    SMALL CAP
--------------------------------------------------------------------------
Unrealized appreciation
  (depreciation) on
  dividends and dividend
  reclaims receivable               $(1,844)      $(133,291)     $(15,495)
Unrealized appreciation
  (depreciation) on open
  securities purchases and sales          0          17,103         9,919

Unrealized appreciation
  (depreciation) on
  transaction hedge
  purchases and sales                    25         (29,532)      (13,110)

Unrealized appreciation
  (depreciation) on tax
  expense payable                       204          11,233         1,866
                                    -------       ---------      --------
  Net Unrealized
  Appreciation
  (Depreciation) - Other            $(1,615)      $(134,487)     $(16,820)
                                    =======       =========      ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the


                                              THE OAKMARK FAMILY OF FUNDS    65

THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------

Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--

At March 31, 2001, Global, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The Global Fund had the following outstanding contracts at March 31, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                        UNREALIZED
                                                                       APPRECIATION
                                                                     (DEPRECIATION) AT
   US DOLLARS PURCHASED   FOREIGN CURRENCY SOLD   SETTLEMENT DATE      MARCH 31, 2001
   -----------------------------------------------------------------------------------
        $2,901            3,270  Euro Currency      April 2001               $25
                                                                             ---
                                                                             $25
                                                                             ===

The International Fund had the following outstanding contracts at March 31, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                            UNREALIZED
                                                                           APPRECIATION
                                                                         (DEPRECIATION) AT
   US DOLLAR SOLD      FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE     MARCH 31, 2001
------------------------------------------------------------------------------------------
    $  996,762          1,127,353  Euro Currency       April 2001          $  (2,029)
       328,471            372,754  Euro Currency       April 2001               (559)
     4,527,495          3,150,000  Pound Sterling      April 2001            (57,330)
       505,313            352,454  Pound Sterling      April 2001             (5,146)
     1,495,003          1,042,759  Pound Sterling      April 2001            (15,224)
     1,191,148         12,376,027  Swedish Krona       April 2001              1,320
     1,664,986         17,299,204  Swedish Krona       April 2001              1,845
       776,177          8,040,419  Swedish Krona       April 2001             (1,459)
       222,552          2,305,418  Swedish Krona       April 2001               (418)
                                                                            --------
                                                                            $(79,000)
                                                                            ========


66     THE OAKMARK FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                    UNREALIZED
                                                                                   APPRECIATION
                                                                                (DEPRECIATION) AT
     US DOLLAR PURCHASED        FOREIGN CURRENCY SOLD        SETTLEMENT DATE      MARCH 31, 2001
-------------------------------------------------------------------------------------------------
         $912,101             1,026,910  Euro Currency       April 2001              $  8,729
        2,145,922             1,495,416  Pound Sterling      April 2001                23,777
        1,672,929             1,166,861  Pound Sterling      April 2001                17,036
          567,488               399,950  Pound Sterling      April 2001                   (80)
           86,705               676,255  Hong Kong Dollar    April 2001                     6
                                                                                      -------
                                                                                     $ 49,468
                                                                                     ========

The Int'l Small Cap Fund had the following outstanding contracts at March 31, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                  UNREALIZED
                                                                                 APPRECIATION
                                                                               (DEPRECIATION) AT
     US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE     MARCH 31, 2001
------------------------------------------------------------------------------------------------
        $496,298              1,002,216  Australian Dollar   April 2001              $ (6,865)
         369,303                637,972  Swiss Franc         April 2001                (1,650)
         201,221                140,980  Pound Sterling      April 2001                (1,156)
          26,528                206,906  Hong Kong Dollar    April 2001                    (2)
         345,927              2,698,059  Hong Kong Dollar    April 2001                   (24)
           8,882                 69,279  Hong Kong Dollar    April 2001                     0
         294,397             36,187,230  Japanese Yen        April 2001                (6,098)
                                                                                     --------
                                                                                     $(15,795)
                                                                                     =========


TRANSACTION HEDGES: FOREIGN CURRENCY SALES--


                                                                                  UNREALIZED
                                                                                 APPRECIATION
                                                                               (DEPRECIATION) AT
     US DOLLARS PURCHASED       FOREIGN CURRENCY SOLD        SETTLEMENT DATE     MARCH 31, 2001
------------------------------------------------------------------------------------------------------------------------
        $242,316                168,861  Pound Sterling      April 2001                $2,685
                                                                                       ------
                                                                                       $2,685
                                                                                       ======







                                              THE OAKMARK FAMILY OF FUNDS    67

THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------

At March 31, 2001, Global, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--

No provision is made for Federal income taxes. The Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and undistributed net realized gain (loss) on investments. These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

BANK LOANS--

The Funds have an unsecured line of credit with a syndication of banks. It is a committed line of $250 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. As of March 31, 2001, there were no outstanding borrowings.

ACCOUNTING FOR OPTIONS--

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options, which expire unexercised, are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six-months ended March 31, 2001, Small Cap wrote option contracts.

2.  TRANSACTIONS WITH AFFILIATES

Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2 billion of net assets, .90% on the next $1 billion of net assets,
 .80% on the next $2 billion of net assets, and .75% on the excess of $5 billion of net assets. Select pays 1% on the first $1 billion of net assets,
 .95% on the next $500 million of net assets, .90% on the next $500 million of net assets, .85% on the next $500 million of net assets, .80% on the next
$2.5 million of net assets, and .75% on the excess of $5 billion of net assets. Small Cap pays 1.00% of net assets. Equity and Income pays .75% of net assets. Global pays 1.00% of net assets. International pays 1% on the first $2 billion of net assets, .95% on the next $1 billion of net assets, and .85% on the excess of $3 billion of net assets. Int'l Small Cap pays
1.25% on the first $500 million and 1.10% on the excess of $500 million of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, for Class I shares exceed 1.5% for domestic funds, 2.0% for international funds, 1.75% for the Global Fund and 1.0% for the Equity and Income Fund or, for Class II shares, exceed 1.75% for domestic funds, 2.25% for international funds, 2% for the Global Fund and 1.25% for the Equity & Income Fund.

In connection with the organization of the Funds, expenses of approximately $3,500 were advanced to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2001.

During the six months ended March 31, 2001, the Funds incurred brokerage commissions of $2,450,724, $2,384,816, $256,184, $169,968, $91,010,
$1,681,904, and $215,996 of which $909,864, $676,789, $64,132, $91,473,
$22,842, $0, and $0 were paid by Oakmark, Select, Small Cap, Equity and Income, Global, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

The Funds' Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

68     THE OAKMARK FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------

3. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):


                                                        SIX MONTHS ENDED MARCH 31, 2001
----------------------------------------------------------------------------------------------------------------
                                                                      EQUITY &                         INT'L
                                       OAKMARK    SELECT   SMALL CAP   INCOME   GLOBAL  INTERNATIONAL  SMALL CAP
----------------------------------------------------------------------------------------------------------------
    Shares sold                          15,667   47,646     3,084      8,318    1,344      8,306         1,890
    Shares issued in
      reinvestment of dividends             993    5,908       585        293       53      3,303           588
    Less shares redeemed                (13,784)  (7,658)   (4,085)    (2,194)    (573)    (7,061)       (1,450)
                                        -------   ------    ------     ------    -----     ------        ------
    Net increase
      (decrease) in
      shares outstanding                  2,876   45,896      (416)     6,417      824      4,548         1,028
                                        =======   ======     =====     ======    =====     ======        ======


                                                    TWELVE MONTHS ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------
                                                                      EQUITY &                             INT'L
                                       OAKMARK    SELECT   SMALL CAP   INCOME   GLOBAL  INTERNATIONAL    SMALL CAP
------------------------------------------------------------------------------------------------------------------
    Shares sold                          11,007   32,899     3,743        784    1,361     11,609           3,311
    Shares issued in
      reinvestment of dividends          21,629   15,744         0        463        3      1,899             656
    Less shares redeemed                (95,833) (44,043)  (18,761)    (1,763)  (1,477)   (20,847)         (8,406)
                                        -------   ------    ------     ------    -----     ------          ------
    Net increase
      (decrease) in
      shares outstanding                (63,197)  (4,600)  (15,018)      (516)    (113)    (7,339)         (4,439)
                                        =======   ======    ======        ===      ===      =====           =====

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                         EQUITY &                          INT'L SMALL
                                       OAKMARK     SELECT     SMALL CAP   INCOME     GLOBAL  INTERNATIONAL      CAP
----------------------------------------------------------------------------------------------------------------------
    Purchases                          $720,136  $1,109,160     $40,377  $123,716    $20,214   $302,675    $33,675
    Proceeds from sales                $614,600  $  348,767     $60,814  $ 40,464    $11,149   $273,770    $28,257


Transactions in options written by Small Cap during the six months ended March 31, 2001 were as follows:

                                                                              NUMBER OF            PREMIUMS
                                                                              CONTRACTS            RECEIVED
-----------------------------------------------------------------------------------------------------------
    Options outstanding at September 30, 2000                                  $   210             $ 64,578
    Options written                                                              4,250              428,173
    Options terminated in closing purchase transactions                         (2,000)             (67,502)
    Options expired                                                             (2,460)            (425,249)
    Options exercised                                                                0                    0
                                                                               -------             --------
    Options outstanding at March 31, 2001                                      $     0             $      0
                                                                               =======             ========


                                              THE OAKMARK FAMILY OF FUNDS    69

THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 2001 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                 PURCHASE         SALES        DIVIDEND     MARKET VALUE
        AFFILIATES                                (COST)        PROCEEDS        INCOME     MARCH 31, 2001
        --------------------------------------------------------------------------------------------------
        The Reynolds and Reynolds Company,
          Class A                                $    0         $    0         $657,767     $115,109,225
                                                 ------         ------         --------     ------------
        TOTALS                                   $    0         $    0         $657,767     $115,109,225


SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                 PURCHASE         SALES        DIVIDEND     MARKET VALUE
        AFFILIATES                                (COST)        PROCEEDS        INCOME     MARCH 31, 2001
        --------------------------------------------------------------------------------------------------
           Department 56                     $1,635,914     $   60,478         $      0    $   5,785,000
           R.G. Barry Corporation                91,220              0                0        2,227,500
           Sames Corporation                          0              0                0        2,209,000
                                             ----------     ----------         --------    -------------
           TOTALS                            $1,727,134     $   60,478         $      0    $  10,221,500


SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                            PURCHASE         SALES        DIVIDEND     MARKET VALUE
        AFFILIATES                           (COST)        PROCEEDS        INCOME     MARCH 31, 2001
        ------------------------------------------------------------------------------------------------
        Chargeurs SA                      $         0    $ 4,647,299    $        0    $ 25,467,795
        Dongah Tire Industry Company                0              0       130,117       2,998,467
        Enodis plc                         24,662,985              0     1,325,669      27,184,956
        Fila Holding S.P.A.                   378,190              0             0      13,315,840
        Lotte Chilsung Beverage Company       422,181              0        61,854       9,502,630
        Nufarm Limited                              0              0       597,528      12,674,408
        Somerfield plc                              0     13,465,067             0      37,564,605
                                          -----------    -----------    ----------    ------------
        TOTALS                            $25,463,356    $18,112,366    $2,115,168    $128,708,701


SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                               PURCHASE         SALES        DIVIDEND     MARKET VALUE
           AFFILIATES                           (COST)        PROCEEDS        INCOME     MARCH 31, 2001
------------------------------------------------------------------------------------------------------------------------
           Royal Doulton plc                $    444,480   $    378,841    $        0    $  3,285,188
           Mainfreight Limited                         0        196,511        59,600       1,755,553
           Matichon Public Company Limited,
              Foreign Shares                           0              0             0       2,016,167
                                             -----------    -----------    ----------    ------------
           TOTALS                           $    444,480   $    575,352    $   59,600    $  7,056,908




70     THE OAKMARK FAMILY OF FUNDS

THE OAKMARK FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 PERIOD                                                ELEVEN MONTHS
                                  ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED       ENDED
                                MARCH 31,  SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                  2001        2000          1999            1998          1997(d)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                        $  26.95    $  34.37      $  33.54        $  41.21         $ 32.39

Income From Investment
  Operations:
  Net Investment Income (Loss)      0.00        0.48          0.36            0.47            0.36
  Net Gains or Losses on
    Securities (both realized
    and unrealized)                 5.64       (2.91)         2.51           (1.73)          10.67
                                --------    ---------     ---------        --------        --------

  Total From Investment
    Operations:                     5.64       (2.43)         2.87           (1.26)          11.03

Less Distributions:
  Dividends (from net
    investment income)             (0.39)      (0.26)        (0.44)          (0.40)          (0.34)
  Distributions (from capital
    gains)                          0.00       (4.73)        (1.60)          (6.01)          (1.87)
                                --------    ---------     ---------        --------        --------

  Total Distributions              (0.39)      (5.00)        (2.04)          (6.41)          (2.21)
                                --------    ---------     ---------        --------        --------

Net Asset Value, End of Period  $  32.20    $  26.95      $  34.37        $  33.54         $ 41.21
                                --------    ---------     ---------        --------        --------
                                --------    ---------     ---------        --------        --------

Total Return                       21.13%      (7.55)%        7.98%          (4.06)%         39.24%*
Ratios/Supplemental Data:
  Net Assets, End of Period
    ($million)                  $2,529.1    $2,038.7      $4,772.8        $6,924.0        $6,614.9
  Ratio of Expenses to
    Average Net Assets              1.16%*      1.21%         1.11%           1.08%           1.08%*
  Ratio of Net Investment
    Income (Loss) to
    Average Net Assets              0.86%*      1.42%         1.02%           1.22%           1.19%*
  Portfolio Turnover Rate             29%         50%           13%             43%             17%

                                                                                            PERIOD
                                     YEAR ENDED OCTOBER 31,                                  ENDED
                                   ---------------------------------------------------     OCTOBER 31,
                                   1996       1995      1994         1993         1992      1991(a)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                         $ 28.47   $  25.21    $ 24.18     $  17.11     $  12.10    $10.00

Income From Investment
  Operations:
  Net Investment Income (Loss)      0.34       0.30       0.27         0.17       (0.03)     (0.01)
  Net Gains or Losses on
    Securities (both realized
    and unrealized)                 4.70       4.66       1.76         7.15         5.04      2.11
                                 --------  ---------   --------    ---------    ---------    ------
  Total From Investment
    Operations:                     5.04       4.96       2.03         7.32         5.01      2.10
Less Distributions:
  Dividends (from net
    investment income)             (0.28)     (0.23)     (0.23)       (0.04)         0.00     0.00
  Distributions (from capital
    gains)                         (0.84)     (1.47)     (0.77)       (0.21)         0.00     0.00
                                 --------  ---------   --------    ---------    ---------    ------
  Total Distributions              (1.12)     (1.70)     (1.00)       (0.25)         0.00     0.00
                                 --------  ---------   --------    ---------    ---------    ------

Net Asset Value, End of Period   $ 32.39  $   28.47    $ 25.21     $   24.18    $   17.11   $12.10
                                 --------  ---------   --------    ---------    ---------    ------
                                 --------  ---------   --------    ---------    ---------    ------


Total Return                       18.07%     21.55%      8.77%       43.21%       41.40%    87.10%*
Ratios/Supplemental Data:
  Net Assets, End of Period
    ($million)                  $3,933.9   $2,827.1   $1,677.3     $1,107.0     $  114.7    $  4.8
  Ratio of Expenses to
    Average Net Assets              1.18%      1.17%      1.22%        1.32%        1.70%     2.50%(b)*
  Ratio of Net Investment
    Income (Loss) to
    Average Net Assets              1.13%      1.27%      1.19%        0.94%       (0.24)%   (0.66)%(c)*
  Portfolio Turnover Rate             24%        18%        29%          18%          34%        0%


*Data has been annualized.

(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c) Computed giving effect to the Adviser's expense limitation undertaking.
(d) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  71

THE OAKMARK SELECT FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        DECEMBER 31,
                                                                           1999
                             PERIOD ENDED  PERIOD ENDED  YEAR ENDED      THROUGH                                    ELEVEN MONTHS
                               MARCH 31,     MARCH 31,  SEPTEMBER 30,  SEPTEMBER 30,    YEAR ENDED     YEAR ENDED        ENDED
                                 2001         2001          2000            2000       SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               CLASS I      CLASS II      CLASS I       CLASS II(a)        1999           1998          1997(b)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period                    $  21.45      $21.40       $ 20.92          $18.42           $16.76         $16.34       $  10.00
Income From Investment
  Operations:
  Net Investment Income
    (Loss)                         0.02       (0.01)         0.13            0.10             0.19           0.03          (0.01)
  Net Gains or Losses on
    Securities (both
    realized and unrealized)       3.96        3.94          4.32            2.88             4.73           0.56           6.35
                              ---------      -------      --------        --------          -------        -------         ------

  Total From Investment
  Operations:                      3.98        3.93          4.45            2.98             4.92           0.59           6.34
Less Distributions:
  Dividends (from net
  investment income)              (0.09)      (0.06)        (0.20)           0.00            (0.05)          0.00           0.00
  Distributions (from
   capital gains)                 (1.36)      (1.34)        (3.72)           0.00            (0.71)         (0.17)          0.00
                              ---------      -------      --------        --------          -------        -------         ------

  Total Distributions             (1.45)      (1.40)        (3.91)           0.00            (0.76)         (0.17)          0.00
                              ---------      -------      --------        --------          -------        -------         ------
Net Asset Value, End of
  Period                        $ 23.98      $23.93       $ 21.45          $21.40         $  20.92         $16.76        $ 16.34
                              ---------      -------      --------        --------          -------        -------         ------
                              ---------      -------      --------        --------          -------        -------         ------
Total Return                      19.66%      19.44%        24.53%          21.57%*          30.07%          3.64%         69.16%*
Ratios/Supplemental Data:
  Net Assets, End of Period
    ($million)                 $3,071.1       $18.3      $1,772.0          $  6.8         $1,638.9       $1,227.9         $514.2
  Ratio of Expenses to
    Average Net Assets(a)          1.09%*      1.39%*        1.17%           1.41%*           1.16%          1.22%          1.12%*
  Ratio of Net Investment
    Income (Loss) to
    Average Net Assets(a)          0.39%*      0.05%*        0.76%           0.59%*            0.98%         0.17%         (0.11)%*
  Portfolio Turnover Rate            17%         17%           69%             69%              67%            56%            37%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was December 31, 1999.

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


72     THE OAKMARK FAMILY OF FUNDS

THE OAKMARK SMALL CAP FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                      ELEVEN MONTHS
                                           PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED        ENDED        YEAR ENDED
                                             MARCH 31,    SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,   OCTOBER 31,
                                               2001           2000          1999          1998            1997(b)         1996
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  15.10        $  13.88      $  12.63      $  20.34       $    13.19      $  10.00
Income From Investment Operations:
  Net Investment Income (Loss)                  0.00            0.00          0.14         (0.12)           (0.01)        (0.02)
  Net Gains or Losses on Securities
    (both realized and unrealized)             (0.19)           1.22          1.20         (4.73)            7.16          3.21
                                            ---------       ---------     ---------     ---------       ----------      --------

  Total From Investment Operations:            (0.19)           1.22          1.34         (4.85)            7.15          3.19

Less Distributions:
  Dividends (from net investment income)        0.00            0.00          0.00          0.00             0.00          0.00
  Distributions (from capital gains)           (0.51)           0.00         (0.09)        (2.86)            0.00          0.00
                                            ---------       ---------     ---------     ---------       ----------      --------

  Total Distributions                          (0.51)           0.00         (0.09)        (2.86)            0.00          0.00
                                            ---------       ---------     ---------     ---------       ----------      --------

Net Asset Value, End of Period              $  14.40        $  15.10      $  13.88      $  12.63       $    20.34       $ 13.19
                                            ---------       ---------     ---------     ---------       ----------      --------
                                            ---------       ---------     ---------     ---------       ----------      --------

Total Return                                   (1.10)%          8.79%        10.56%      (26.37)%          59.14%*        31.94%
Ratios/Supplemental Data:
  Net Assets, End of Period
  ($million)                                  $231.1          $248.7        $437.1        $618.0         $1,513.4        $218.4
  Ratio of Expenses to Average Net
    Assets                                      1.31%*          1.50%(a)      1.48%         1.45%           1.37%*         1.61%
  Ratio of Net Investment Income
    (Loss) to Average Net Assets               (0.13)%*       (0.41)%(a)     (0.44)%       (0.40)%         (0.25)%*       (0.29)%
  Portfolio Turnover Rate                         19%            28%            68%           34%              27%           23%



*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                            September 30,
                                                                  2000
-------------------------------------------------------------------------------
     Ratio of Expenses to Average Net Assets                      1.59%
     Ratio of Net Income (Loss) to Average Net Assets           (0.50)%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.








SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  73

THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                      PERIOD ENDED PERIOD ENDED   YEAR ENDED       JULY 13, 2000
                                       MARCH 31,    MARCH 31,    SEPTEMBER 30,        THROUGH        YEAR ENDED        YEAR ENDED
                                          2001        2001           2000       SEPTEMBER 30, 2000  SEPTEMBER 30,     SEPTEMBER 30,
                                        CLASS I     CLASS II        CLASS I         CLASS II(a)         1999              1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $ 16.50       $16.49       $15.68              $15.51         $13.99            $14.49
Income From Investment Operations:
     Net Investment Income (Loss)            0.13         0.07         0.35                0.30           0.39              0.29
     Net Gains or Losses on Securities
         (both realized and unrealized)      1.23         1.27         2.28                0.68           1.72              0.04
                                          -------       ------       ------              ------         ------            ------
     Total From Investment Operations:       1.36         1.34         2.63                0.98           2.11              0.33

Less Distributions:
     Dividends (from net investment
         income)                            (0.24)       (0.24)       (0.45)               0.00          (0.21)            (0.24)
     Distributions (from capital gains)     (1.00)       (1.00)       (1.36)               0.00          (0.21)            (0.59)
                                          -------       ------       ------              ------         ------            ------
     Total Distributions                    (1.24)       (1.24)       (1.81)               0.00          (0.42)            (0.83)
                                          -------       ------       ------              ------         ------            ------
Net Asset Value, End of Period            $ 16.62       $16.59       $16.50              $16.49         $15.68            $13.99
                                          =======       ======       ======              ======         ======            ======
Total Return                                 8.96%        8.76%       18.51%              30.34%*        15.32%             2.57%
Ratios/Supplemental Data:
     Net Assets, End of Period ($million) $161.1        $ 0.9        $54.5               $ 0.4          $60.3             $57.7
     Ratio of Expenses to
         Average Net Assets                 1.00%*(b)     1.25%*(b)    1.25%               1.32%*         1.18%             1.31%
     Ratio of Net Investment Income
         (Loss) to Average Net Assets       3.10%*(b)     2.91%*(b)    3.04%               2.59%*         2.65%             2.39%
     Portfolio Turnover Rate               51%           51%          87%                 87%            81%               46%
                                                   ELEVEN MONTHS       YEAR
                                                      ENDED           ENDED
                                                    SEPTEMBER 30,  OCTOBER 31,
                                                      1997(c)         1996
                                                ------------------------------
Net Asset Value, Beginning of Period               $11.29             $10.00
Income From Investment Operations:
     Net Investment Income (Loss)                    0.21               0.10
     Net Gains or Losses on Securities
         (both realized and unrealized)              3.24               1.19
                                                   ------             ------
     Total From Investment Operations:               3.45               1.29

Less Distributions:
     Dividends (from net investment
         income)                                    (0.12)              0.00
     Distributions (from capital gains)             (0.13)              0.00
                                                   -------            ------
     Total Distributions                            (0.25)              0.00
                                                   ------             ------
Net Asset Value, End of Period                     $14.49             $11.29
                                                   ======             ======
Total Return                                        34.01%*            12.91%
Ratios/Supplemental Data:
     Net Assets, End of Period ($million)          $33.5              $13.8
     Ratio of Expenses to
         Average Net Assets                          1.50%*(b)          2.50%(b)
     Ratio of Net Investment Income
         (Loss) to Average Net Assets                2.38%*(b)          1.21%(b)
     Portfolio Turnover Rate                        53%                66%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was July 13, 2000.

(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:


                                       March 31, 2001   March 31, 2001               September 30,  October 31,
                                           Class I         Class II                      1997         1996
---------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
   Net Assets                               1.09%            1.33%                       1.70%        2.64%
Ratio of Net Income (Loss) to
   Average Net Assets                       3.02%            2.83%                       2.18%        1.08%

(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


74 THE OAKMARK FAMILY OF FUNDS

THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 PERIOD ENDED          YEAR ENDED               YEAR ENDED
                                                               MARCH 31, 2001      SEPTEMBER 30, 2000      SEPTEMBER 30, 1999(a)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.91                $ 9.18                $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                       0.06                  0.11                  0.01
   Net Gains or Losses on Securities (both realized
   and unrealized)                                                    0.49                  1.63                 (0.83)
                                                                    ------                ------                ------
   Total From Investment Operations:                                  0.55                  1.74                 (0.82)
Less Distributions:
   Dividends (from net investment income)                            (0.17)                (0.01)                 0.00
   Distributions (from capital gains)                                (0.06)                 0.00                  0.00
                                                                    ------                ------                ------
   Total Distributions                                               (0.23)                (0.01)                 0.00
                                                                    ------                ------                ------
Net Asset Value, End of Period                                      $11.23                $10.91                $ 9.18
                                                                    ======                ======                ======
Total Return                                                          5.11%                18.97%               (51.60)%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                             $37.3                 $27.2                 $24.0
   Ratio of Expenses to Average Net Assets                           1.75%*(b)              1.75%(b)              1.75%*(b)
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                        0.50%*(b)              0.54%(b)              0.98%*(b)
   Portfolio Turnover Rate                                             37%                   147%                    7%

*Data has been annualized

(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                     March 31,  September 30, September 30,
                                                                      2001         2000         1999
-----------------------------------------------------------------------------------------------------------
   Ratio of Expenses to Average Net Assets                            1.88%        1.96%        2.22%
   Ratio of Net Income (Loss) to Average Net Assets                   0.37%        0.34%        0.51%


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 75

THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       NOVEMBER 4,
                                                                          1999                                     ELEVEN
                              PERIOD ENDED PERIOD ENDED  YEAR ENDED     THROUGH                                    MONTHS
                                MARCH 31,    MARCH 31,  SEPTEMBER 30, SEPTEMBER 30,  YEAR ENDED    YEAR ENDED      ENDED
                                  2001         2001        2000           2000      SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,
                                CLASS I      CLASS II    CLASS I      CLASS II(a)       1999          1998         1997(c)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
     of Period                  $ 15.40       $15.37     $  13.95       $14.36      $ 10.42       $ 18.77      $   14.92
Income From Investment
     Operations:
     Net Investment Income
         (Loss)                    0.09         0.07         1.02         0.96        (0.34)         0.41           0.27
     Net Gains or Losses on
         Securities (both
         realized and
         unrealized)              (0.37)       (0.38)        0.92         0.53         4.89         (5.32)          3.74
                                -------       ------     --------       ------      -------       -------      ---------
     Total From Investment
         Operations:              (0.28)       (0.31)        1.94         1.50         4.55         (4.91)          4.01

Less Distributions:
     Dividends (from net
         investment income)       (0.51)       (0.49)       (0.49)       (0.49)       (0.24)        (0.58)         (0.16)
     Distributions (from
         capital gains)           (0.50)       (0.48)        0.00         0.00        (0.78)        (2.86)          0.00
                                -------       ------     --------       ------      -------       -------      ---------
     Total Distributions          (1.01)       (0.97)       (0.49)       (0.49)       (1.02)        (3.44)         (0.16)
                                -------       ------     --------       ------      -------       -------      ---------
Net Asset Value,
     End of Period              $ 14.11       $14.09     $  15.40       $15.37      $ 13.95       $ 10.42      $   18.77
                                =======       ======     ========       ======      =======       =======      =========
Total Return                      (1.99)%      (2.20)%       14.27%      11.77%*      46.41%       (29.90)%        29.63%*
Ratios/Supplemental Data:%
     Net Assets, End of
         Period ($million)      $780.8        $ 0.2      $782.4         $ 0.1       $811.1        $756.1       $1,647.3
     Ratio of Expenses to
         Average Net Assets        1.31%*       1.58%*       1.30%        1.50%*       1.29%         1.32%         1.26%*
     Ratio of Net Investment
         Income (Loss) to
         Average Net Assets        1.28%*       1.33%*       1.87%        1.98%*       1.94%         1.95%         2.09%*
     Portfolio Turnover Rate         36%          36%          64%          64%          54%           43%           61%


                                                                                 PERIOD
                                              YEAR ENDED OCTOBER 31,              ENDED
                               ----------------------------------------------  OCTOBER 31,
                                1996         1995         1994         1993      1992(b)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning
     of Period                 $   12.97      $ 14.50    $   14.09    $  9.80      $10.00
Income From Investment
     Operations:
     Net Investment Income
         (Loss)                     0.09         0.30         0.21       0.06        0.26
     Net Gains or Losses on
         Securities (both
         realized and
         unrealized)                2.90        (0.77)        0.43       4.48       (0.46)
                               ---------      -------    ---------    -------      ------
     Total From Investment
         Operations:                2.99        (0.47)        0.64       4.54       (0.2)

Less Distributions:
     Dividends (from net
         investment income)         0.00         0.00        (0.08)     (0.25)       0.00
     Distributions (from
         capital gains)            (1.04)       (1.06)       (0.15)      0.00        0.00
                               ---------      -------    ---------    -------      ------
     Total Distributions           (1.04)       (1.06)       (0.23)     (0.25)       0.00
                               ---------      -------    ---------    -------      ------
Net Asset Value,
     End of Period             $   14.92      $ 12.97    $   14.50    $ 14.09      $ 9.80
                               =========      =======    =========    =======      ======
Total Return                       24.90%       (3.06)%       4.62%     47.49%     (22.81)%*
Ratios/Supplemental Data:%
     Net Assets, End of
         Period ($million)     $1,172.8       $819.7     $1,286.0     $815.4       $23.5
     Ratio of Expenses to
         Average Net Assets         1.32%        1.40%        1.37%      1.26%       2.04%*
     Ratio of Net Investment
         Income (Loss) to
         Average Net Assets         1.45%        1.40%        1.44%      1.55%      37.02%*
     Portfolio Turnover Rate          42%          26%          55%        21%          0%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was November 4, 1999.
(b) The date which Fund shares were first offered for sale to the public was September 30, 1992.
(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


76 THE OAKMARK FAMILY OF FUNDS

THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                  PERIOD ENDED      PERIOD ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                MARCH 31, 2001    MARCH 31, 2001    SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                    CLASS I          CLASS II(c)         2000              1999             1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $11.51            $10.73           $12.64          $   6.89           $12.20
Income From Investment Operations:
     Net Investment Income (Loss)                     0.03              0.07             0.23              0.24             0.18
     Net Gains or Losses on Securities
         (both realized and unrealized)               0.18              0.08            (0.66)             5.71            (4.09)
                                                   -------            ------           ------          --------           ------
     Total From Investment Operations:                0.21              0.15            (0.43)             5.95            (3.91)
Less Distributions:
     Dividends (from net investment income)          (0.34)             0.00            (0.11)            (0.20)           (0.06)
     Distributions (from capital gains)              (0.49)             0.00            (0.59)             0.00            (1.34)
                                                   -------            ------           ------          --------           ------
     Total Distributions                             (0.83)             0.00            (0.70)            (0.20)           (1.40)
                                                   -------            ------           ------          --------           ------
Net Asset Value, End of Period                      $10.89            $10.88           $11.51          $  12.64           $ 6.89
                                                   =======            ======           ======          ========           ======
Total Return                                          2.18%             1.40%           (3.44)%           88.02%          (35.20)%
Ratios/Supplemental Data:
     Net Assets, End of Period ($million)           $96.7             $ 0.0            $90.3            $155.4            $51.8
     Ratio of Expenses to Average Net Assets          1.80%*            1.84%*           1.77%             1.79%            1.96%
     Ratio of Net Investment Income (Loss)
         to Average Net Assets                        0.92%*            1.19%*           1.99%             2.31%            2.17%
     Portfolio Turnover Rate                            33%               33%              40%              126%              69%
                                                     ELEVEN MONTHS
                                                         ENDED         YEAR ENDED
                                                     SEPTEMBER 30,     OCTOBER 31,
                                                         1997(b)           1996
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.41            $10.00
Income From Investment Operations:
     Net Investment Income (Loss)                         0.13              0.04
     Net Gains or Losses on Securities
         (both realized and unrealized)                   1.10              1.37
                                                        ------            ------
     Total From Investment Operations:                    1.23              1.41
Less Distributions:
     Dividends (from net investment income)              (0.08)             0.00
     Distributions (from capital gains)                  (0.36)             0.00
                                                        ------            ------
     Total Distributions                                 (0.44)             0.00
                                                        ------            ------
Net Asset Value, End of Period                          $12.20            $11.41
                                                        ======            ======
Total Return                                             12.07%*           14.15%
Ratios/Supplemental Data:
     Net Assets, End of Period ($million)               $66.0             $39.8
     Ratio of Expenses to Average Net Assets              1.93%*            2.50%(a)
     Ratio of Net Investment Income (Loss)
         to Average Net Assets                            1.23%*            0.65%(a)
     Portfolio Turnover Rate                                63%               27%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:


                                                                                           October 31,
                                                                                              1996
------------------------------------------------------------------------------------------------------
   Ratio of Expenses to Average Net Assets                                                    2.65%
   Ratio of Net Income (Loss) to Average Net Assets                                           0.50%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.
(c) The date which Class II shares were first sold to the public was January 9, 2001.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 77

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY & INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

1 The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.

2 NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

3 Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

4 The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies.

5 The Lipper Large Cap Value Fund Index measures the performance of the thirty largest U.S. large-cap value funds tracked by Lipper.

6 The NASDAQ Composite Index is a market value weighted index of all common stocks listed on NASDAQ.

7 The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

8 The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation.

9 The Lipper Mid Cap Value Fund Index measures the performance of the thirty largest U.S. mid-cap value funds tracked by Lipper.

10 The performance information for this Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

11 The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies.

12 The Lipper Small Cap Value Fund Index measures the performance of the thirty largest U.S. small-cap value funds tracked by Lipper.


78  THE OAKMARK FAMILY OF FUNDS

13 The S&P Small Cap 600 Index measures the performance of selected U.S.
   stocks with small market capitalizations.

14 The Lipper Balanced Fund Index measures the performance of the thirty largest U.S. balanced funds.

15 The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices.

16 The NYSE refers to the New York Stock Exchange.

17 The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

18 During the one-year period ended March 31, 2001, IPOs contributed 0.50% to the performance of the Global Fund, and an annualized 5.16% since the Fund's inception (8/4/99). As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

19 The Lipper Global Fund Index is an unmanaged index that includes 30 mutual funds that invest in securities throughout the world.

20 The MSCI World Ex U.S. Index is an unmanaged index made up of 19 country sub-indexes, excluding the U.S.

21 The MSCI EAFE Index is the Morgan Stanley Europe, Australia, and Far East
   Index, which is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

22 The Lipper International Fund Index measures the performance of the thirty largest mutual funds that invest in securities whose primary markets are outside the U.S.

23 The Lipper International Small Cap Average includes 79 mutual funds that invest in securities whose primary markets are outside the U.S.

24 The Micropal Equity International Small Cap Index is an unmanaged, unweighted index comprised of all funds within the international small company fund sector.

25 Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.


                                               THE OAKMARK FAMILY OF FUNDS  79

[THE OAKMARK FAMILY OF FUNDS LOGO]



80  THE OAKMARK FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------

TRUSTEES
   Victor A. Morgenstern--CHAIRMAN
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   Allan J. Reich
   Marv Rotter
   Burton W. Ruder
   Peter S. Voss
   Gary Wilner, M.D.

OFFICERS
   Robert M. Levy--PRESIDENT
   Anita M. Nagler--EXECUTIVE VICE PRESIDENT AND SECRETARY
   James P. Benson--VICE PRESIDENT
   Henry R. Berghoef--VICE PRESIDENT
   Kevin G. Grant--VICE PRESIDENT
   David G. Herro--VICE PRESIDENT
   Gregory L. Jackson--VICE PRESIDENT
   Clyde S. McGregor--VICE PRESIDENT
   William C. Nygren--VICE PRESIDENT
   Edward A. Studzinski--VICE PRESIDENT
   Michael J. Welsh--VICE PRESIDENT
   Ann W. Regan--VICE PRESIDENT--
     SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
   Kristi L. Rowsell--TREASURER
   John J. Kane--ASSISTANT TREASURER

   OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   CDC IXIS Asset Management Services, Inc.
   Attention: The Oakmark Family of Funds
   P.O. Box 8510
   Boston, Massachusetts 02266-8510

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com

24-HOUR NAV HOTLINE
   1-800-GROWOAK (1-800-476-9625)

E-MAIL ADDRESS
   ServiceComments@oakmark.com



This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

                                  P.O. BOX 8510
                              BOSTON, MA 02266-8510




                          [OAKMARK FAMILY OF FUNDS LOGO]
                                  1-800-OAKMARK
                                 www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., Member NASD. Date of first use: May 2001.